UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________
SCHEDULE 14A
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )
_________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
OmniAb, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

Fee paid previously with preliminary materials

Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2023	Proxy Statement

To Our Stockholders	May 1, 2023

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of OmniAb, Inc. at 8:00 a.m. Pacific time, on Friday, June 23, 2023. The Annual Meeting will be held at the Company's corporate headquarters at 5980 Horton Street, Suite 600, Emeryville, CA 94608. The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Sincerely, Matthew W. Foehr President, Chief Executive Officer and Director

Notice of Annual Meeting of Stockholders and Proxy Statement

Meeting Date:	Friday, June 23, 2023
Meeting Place:	5980 Horton Street, Suite 600, Emeryville, CA 94608
Meeting Time:	8:00 a.m., Pacific Time
Record Date:	April 24, 2023
Voting Methods

During the Meeting: You may vote your shares in person	Via the Internet Before the Meeting at: www.envisionreports.com/OABI	Call Toll-Free: 1-800-652-VOTE (8683)	Mail Signed Proxy Card Using the Provided Postage-Paid Envelope
Attending the Meeting
You are entitled to attend the Annual Meeting only if you were a holder of OmniAb common stock at the close of business on the record date, April 24, 2023 (the “Record Date”), or you hold a valid proxy from any such holder to vote at the meeting. If you hold shares of our common stock indirectly on the Record Date through a brokerage firm, bank or other financial institution and wish to attend the Annual Meeting and vote in person, you should contact your financial institution in order to obtain a legal proxy or broker's proxy card and bring it to the Annual Meeting in order to vote.
In this proxy statement, “OmniAb”, “Company”, “we”, “us”, and “our” refer to OmniAb, Inc.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on June 23, 2023: The proxy statement and annual report to shareholders are available at www.envisionreports.com/OABI.
Meeting Agenda
At the Annual Meeting, our stockholders will be asked:
1.To elect Matthew W. Foehr and Jennifer Cochran, Ph.D. as Class I Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly-elected and qualified;
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

Our board of directors has fixed the close of business on April 24, 2023 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. For our Annual Meeting, we have elected to use the internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”), the matters to be acted upon at the meeting and our board of directors’ recommendation with regard to each matter, and how to vote your shares via the internet or by telephone. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials free of charge, if they so choose. The electronic delivery of our proxy materials will significantly reduce our printing and mailing costs and the environmental impact of the circulation of our proxy materials. We expect to begin mailing the Notice of Internet Availability of Proxy Materials on or about May 10, 2023 to all stockholders of record entitled to vote at the Annual Meeting.
Whether or not you expect to attend the Annual Meeting, please vote via the internet or by telephone as instructed in these materials, or sign and return your proxy card prior to the meeting in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still attend the Annual Meeting and vote in person during the meeting.
By Order of the Board of Directors,
Charles S. Berkman
Chief Legal Officer and Secretary
Emeryville, California
May 1, 2023
Your vote is important. Please vote your shares whether or not you plan to attend the Annual Meeting.

Proxy Statement Summary

This summary highlights information contained in this proxy statement. It does not contain all information you should consider, and you should read the entire proxy statement carefully before voting, including the section called “Frequently Asked Questions and Other Information” on page 55.
Annual Meeting of Shareholders

Date and Time	Place	Record Date	Voting
8:00 a.m., Pacific Time, June 23, 2023	5980 Horton Street, Suite 600, Emeryville, CA 94608	April 24, 2023	Shareholders as of the record date are entitled to vote
Agenda and Voting Recommendations

Proposal No.	Description	Board Recommendation	Page
1	Election of Two Class I Directors	✓ FOR each nominee	4
2	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023	✓ FOR	20

2023 PROXY STATEMENT	1

PROXY STATEMENT SUMMARY

Board of Directors and Director Nominees
The following table provides summary information about each nominee for director and each continuing director.

Nominees	Age(1)	Director Since	Term Expires	Principal Occupation	Committees
Matthew W. Foehr	50	2022	2023	President and CEO of OmniAb, Inc.
Jennifer Cochran, Ph.D.	51	2022	2023	Shriram Chair of the Department of Bioengineering at Stanford University	Nominating and Corporate Governance ("NCG") Committee Chair, Audit Committee, Science & Technology Committee
Continuing Directors
Carolyn R. Bertozzi, Ph.D.	56	2022	2025	Anne T. and Robert M. Bass Professor of Chemistry, a professor of Chemical and Systems Biology and Radiology and the Baker Family Co-Director of Stanford ChEM-H.	NCG Committee, Science & Technology Committee Chair
Sarah Boyce	51	2022	2024	President and CEO of Avidity Biosciences, Inc.	Human Capital Management and Compensation ("HCC") Committee Chair
John Higgins	53	2022	2025	Former Chief Executive Officer of Ligand Pharmaceuticals Inc.	Chairperson of the Board, HCC Committee
Sunil Patel	51	2022	2024	Former Executive Vice President and Chief Financial Officer for Oncomed Pharmaceuticals	Audit Committee Chair, HCC Committee, Science & Technology Committee
Joshua Tamaroff	37	2022	2025	Partner, Avista Capital Partners	Audit Committee, NCG Committee
(1)Ages as of April 1, 2023.

2	OmniAb

PROXY STATEMENT SUMMARY

Company Overview
OmniAb's mission is to enable the rapid development of innovative therapeutics by pushing the frontiers of drug discovery technologies. We intend to achieve this mission by enabling the discovery of high-quality therapeutic candidates and by being a partner of choice for pharmaceutical and biotechnology companies. We believe that pairing the large and diverse antibody repertoires generated from our proprietary transgenic animals with our cutting-edge and high-throughput validated screening tools will deliver high-quality therapeutic candidates for a wide range of diseases. In addition to our antibody discovery solutions, we possess extensive biological capabilities focused on ion channels and transporters. Ion channels and transporters are key components in a wide variety of biological processes and have broad therapeutic applicability across cancer, metabolic disease, pain, neurological diseases, infectious diseases and others. In the search for new drugs, ion channels are a frequent, but challenging target. We believe our capabilities in the ion channel area can be leveraged for both small molecule and antibody approaches to therapeutic development. OmniAb is headquartered in Emeryville, CA and has additional research facilities in Durham, NC and Oro Valley, AZ.

Corporate Governance Highlights
The Company is committed to good corporate governance practices, which we believe recognize shareholder interests and support the success of our business. A summary of our corporate governance practices are highlighted below:

7	Number of directors

100% independent audit, and nominating and corporate governance committees

Corporate governance guidelines

Corporate governance guidelines formalize the consideration of diversity factors for director nominees

All employees, officers and directors must adhere to a Code of Conduct and Business Ethics

Majority of directors are independent

Board and committees may engage outside advisors independent of management

2023 PROXY STATEMENT	3

Proposal 1 Election of Directors

Our board of directors is divided into three classes, with one class of our directors standing for election each year, generally for a three-year term. The current term of our Class I directors, Matthew W. Foehr and Jennifer Cochran, will expire at the Annual Meeting.
The nominees for Class I director for election at the Annual Meeting are Matthew W. Foehr and Jennifer Cochran. If Mr. Foehr and Dr. Cochran are elected at the Annual Meeting, each such individual will be elected to serve for a term of three years that will expire at our 2026 annual meeting of stockholders or until such individual’s successor is elected and qualified.
If no contrary indication is made, proxies will be voted for the nominees, or in the event that any nominee is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our board of directors to fill the vacancy.
All of our directors bring to the board of directors significant leadership experience derived from their professional experience and service as executives or board members of other corporations and/or venture capital firms. The process undertaken by the nominating and corporate governance committee in recommending qualified director candidates is described below under “Director Nomination Process.” Certain individual qualifications and skills of our directors that contribute to the board of directors’ effectiveness as a whole are described in the following paragraphs.

4	OmniAb

PROPOSAL 1: ELECTION OF DIRECTORS

Information Regarding Directors
The names of the nominees and of our other current directors, their ages as of April 1, 2023, and certain other information about them are set forth below:
Nominees for Election to the Board of Directors
For a Three-Year Term Expiring at the
2026 Annual Meeting of Stockholders (Class I)

MATTHEW W. FOEHR President, Chief Executive Officer and Director Age: 50 Director Since: 2022
CAREER HIGHLIGHTS
Matthew W. Foehr is President and Chief Executive Officer and a member of our board of directors, and has more than 25 years of pharmaceutical industry experience managing operations, technology development and global research and development programs. Mr. Foehr previously served as President and Chief Operating Officer at Ligand Pharmaceuticals from 2015 to 2022 and prior to that, served as Ligand’s Executive Vice President and Chief Operating Officer since 2011. Prior to joining Ligand, he was Vice President and Head of Consumer Dermatology R&D, as well as Acting Chief Scientific Officer of Dermatology, in the Stiefel division of GlaxoSmithKline. Following GSK’s acquisition of Stiefel in 2009, Mr. Foehr led the R&D integration of Stiefel into GSK. At Stiefel Laboratories, Mr. Foehr served as Senior Vice President of Global R&D Operations, Senior Vice President of Product Development & Support, and Vice President of Global Supply Chain Technical Services. Prior to Stiefel, Mr. Foehr held various executive roles at Connetics Corporation including Senior Vice President of Technical Operations and Vice President of Manufacturing. Mr. Foehr serves on the Board of Directors of Viking Therapeutics, Inc., a publicly-traded biotechnology company and served as a director of Ritter Pharmaceuticals, Inc. from 2015 until its merger with Qualigen Therapeutics, Inc. in 2020.
EDUCATION AND EXPERIENCE
Mr. Foehr received his BS degree in biology from Santa Clara University. Mr. Foehr's executive experience operating and managing public biotechnology and pharmaceutical companies as well as his service on other company boards contributed to our board of directors’ conclusion that he should serve as a director of our company.

2023 PROXY STATEMENT	5

PROPOSAL 1: ELECTION OF DIRECTORS

CAREER HIGHLIGHTS
Jennifer Cochran, Ph.D. has served in numerous roles at Stanford University since 2005, where she is currently a Professor of Bioengineering and (by courtesy) of Chemical Engineering (appointed to the faculty as an Assistant Professor in January 2005, promoted to Professor in 2018), and the Shriram Chair of Bioengineering, a position she has held since September 2017. Dr. Cochran also serves as the Chief Scientific Advisor to Red Tree Venture Capital, a life-sciences-focused investment fund, since she co-founded it in August 2020. Dr. Cochran was also the Chief Scientist of Lagunita Biosciences, a healthcare investment company and incubator, from October 2015 to April 2020. Prior to Stanford, she held several research positions at the Massachusetts Institute of Technology, most recently as a Postdoctoral Fellow. Dr. Cochran currently serves on the boards of directors of privately-held biotechnology companies Virsti Therapeutics, Inc., Revel Pharmaceuticals, and Trapeze Therapeutics, Inc. She has also served on the boards of directors of privately-held biotechnology companies Nodus Therapeutics, Inc. and Combangio, Inc., as well as xCella Biosciences until its acquisition by Ligand in 2020.
EDUCATION AND EXPERIENCE
Dr. Cochran received a B.S. degree in biochemistry from the University of Delaware and a Ph.D. in biological chemistry from the Massachusetts Institute of Technology. Dr. Cochran’s extensive bioengineering background and knowledge of the biopharmaceutical industry contributed to our board of directors’ conclusion that she should serve as a director of our company.

JENNIFER COCHRAN, Ph.D. Director Age: 51 Director Since: 2022 Committees: •Audit •Nominating and Corporate Governance (Chair) •Science & Technology

Members of the Board of Directors Continuing in Office
Term Expiring at the
2024 Annual Meeting of Stockholders (Class II)

6	OmniAb

PROPOSAL 1: ELECTION OF DIRECTORS

SARAH BOYCE Director Age: 51 Director Since: 2022 Committees: •Human Capital Management & Compensation (Chair)
CAREER HIGHLIGHTS
Sarah Boyce has served as President and Chief Executive Officer of Avidity Biosciences, Inc., a publicly-traded biotechnology company, since October 2019. Prior to joining Avidity, she served as a Director and President of Akcea Therapeutics (Nasdaq: AKCA), a publicly-traded biopharmaceutical company focused on serious and rare diseases, from April 2018 through September 2019. Ms. Boyce served as Chief Business Officer at Ionis Pharmaceuticals, Inc. (Nasdaq: IONS) from January 2015 to April 2018, where she was responsible for business development, alliance management, patient advocacy and investor relations. Prior to joining Ionis, she served as Vice President, Head of International Business Strategy and Operations at Forest Laboratories, Inc. Ms. Boyce held various positions with Alexion Pharmaceuticals Inc., Novartis Group AG (NYSE: NVS), Bayer AG and F. Hoffmann-La Roche AG. Ms. Boyce also served on the board of directors of Berkeley Lights Inc. (Nasdaq: BLI), a publicly-held biopharmaceutical company, from July 2019 until May 2022.
EDUCATION AND EXPERIENCE
Ms. Boyce received a B.S. degree in microbiology from the University of Manchester, England. Ms. Boyce’s executive experience in the biopharmaceutical industry and knowledge of our business contributed to our board of directors’ conclusion that she should serve as a director of our company.

SUNIL PATEL Director Age: 51 Director Since: 2022 Committees: •Audit (Chair) •Human Capital Management & Compensation •Science & Technology
CAREER HIGHLIGHTS
Sunil Patel has more than 20 years of senior management and R&D experience in the biotechnology industry. Mr. Patel has worked as an independent consultant to biotechnology companies advising on strategy and corporate development initiatives since March 2018. From 2009 to March 2018, Mr. Patel served in executive roles of increasing responsibility at OncoMed Pharmaceuticals, Inc. (Nasdaq: OMED), a publicly-traded biotechnology company, most recently as Executive Vice President and Chief Financial Officer. Mr. Patel has held senior management positions in corporate development, marketing, and strategy with BiPar Sciences, Inc., Allos Therapeutics, Inc., Connetics, Abgenix, Inc. and Gilead Sciences Inc. (Nasdaq: GILD). Mr. Patel also worked at McKinsey & Company serving biotechnology and pharmaceutical clients and has held scientific research positions at ZymoGenetics, Inc. and ProCyte Corporation.
EDUCATION AND EXPERIENCE
Mr. Patel received his undergraduate degree in Chemistry at the University of California, Berkeley, and master’s degree in Molecular Bioengineering/Biotechnology at the University of Washington. Mr. Patel's executive and corporate development experience in the biopharmaceutical industry, contributed to our board of directors’ conclusion that he should serve as a director of our company.

2023 PROXY STATEMENT	7

PROPOSAL 1: ELECTION OF DIRECTORS

Term Expiring at the
2025 Annual Meeting of Stockholders (Class III)

CAROLYN BERTOZZI, Ph.D. Director Age: 56 Director Since: 2022 Committees: • Science & Technology (Chair) • Nominating and Corporate Governance
CAREER HIGHLIGHTS
Carolyn R. Bertozzi, Ph.D. has served on our board of directors since 2022. Since June 2015, Dr. Bertozzi has served at Stanford University, where she is currently the Anne T. and Robert M. Bass Professor of Chemistry, a professor of Chemical and Systems Biology and Radiology and the Baker Family Co-Director of Stanford ChEM-H. Since 2000, Dr. Bertozzi has also served as an Investigator at the Howard Hughes Medical Institute and is the former Director of the Molecular Foundry, a nanoscience research center at Lawrence Berkeley National Laboratory. From 1996 to 2015, she was a professor of Chemistry and Molecular and Cell Biology at the University of California, Berkeley. Previously, Dr. Bertozzi served as a member of the board of directors of Eli Lilly and Company (NYSE: LLY) from February 2017 to August 2021. Dr. Bertozzi was awarded the 2022 Nobel Prize in Chemistry for the development of click chemistry and bioorthogonal chemistry, and was also awarded the 2022 Wolf Prize in Chemistry. In addition to her academic work, Dr. Bertozzi has founded multiple biotechnology start-ups based around her research.
EDUCATION AND EXPERIENCE
Dr. Bertozzi holds an undergraduate degree in Chemistry from Harvard University and a Ph.D. in Chemistry from the University of California, Berkeley. Dr. Bertozzi’s deep expertise in chemistry and biology and her corporate governance experience in the pharmaceutical industry contributed to our board of directors’ conclusion that she should serve as a director of our company.

8	OmniAb

PROPOSAL 1: ELECTION OF DIRECTORS

JOHN HIGGINS Chairperson of the Board of Directors Age: 53 Director Since: 2022 Committees: •Human Capital Management and Compensation
CAREER HIGHLIGHTS
John Higgins served as Chief Executive Officer at Ligand Pharmaceuticals from January 2007 to December 2022. Prior to joining Ligand, Mr. Higgins served as Chief Financial Officer at Connetics Corporation (Connetics), a specialty pharmaceutical company, since 1997, and also served as Executive Vice President, Finance and Administration and Corporate Development at Connetics until its acquisition by Stiefel Laboratories, Inc. in December 2006. Before joining Connetics, he was a member of the executive management team at BioCryst Pharmaceuticals Inc. (Nasdaq: BCRX). Prior to BioCryst, Mr. Higgins was a member of the healthcare banking team of Dillon, Read & Co. Inc., an investment banking firm. Mr. Higgins serves on the board, audit committee and nominations and governance committee of Bio-Techne Corporation (Nasdaq: TECH), a publicly-traded life sciences services company. Mr. Higgins has served as a director on numerous public and private companies. He also serves as the vice chair of the board of trustees of Franklin Center, a non-profit organization in Minneapolis dedicated to providing educational and therapy services for those on the autism spectrum or with related neurodiversities.
EDUCATION AND EXPERIENCE
Mr. Higgins graduated Magna Cum Laude from Colgate University with an A.B. in economics. Mr. Higgins’ executive experience operating and managing public biotechnology companies, his prior service on other company boards and his financial transaction experience as an investment banker in the biopharmaceutical industry contributed to our board of directors’ conclusion that he should serve as a director of our company.

JOSHUA TAMAROFF Director Age: 37 Director Since: 2022 Committees: •Audit •Nominating & Corporate Governance
CAREER HIGHLIGHTS
Joshua Tamaroff joined Avista in 2009 and serves as a Partner. Prior to joining Avista, Mr. Tamaroff worked as an Analyst in the leveraged finance group at Lehman Brothers and Barclays Capital. Mr. Tamaroff currently serves as a director of Cosette Pharmaceuticals, Inc., GCM Holding Corporation, Probo Medical, Solmetex and United BioSource Corporation, and previously served as a director of InvestorPlace Media, IWCO Direct, OptiNose, Inc. (Nasdaq: OPTN), Organogenesis Holdings, Inc. (Nasdaq: ORGO) and WideOpenWest, Inc. (NYSE: WOW).
EDUCATION AND EXPERIENCE
Mr. Tamaroff received a Bachelor of Science from Cornell University and a Master of Business Administration from the Wharton School of the University of Pennsylvania, where he was a Palmer Scholar. Mr. Tamaroff's financial and corporate financing experience contributed to our board of directors’ conclusion that he should serve as a director of our company.

2023 PROXY STATEMENT	9

PROPOSAL 1: ELECTION OF DIRECTORS

In addition, see “Certain Relationships and Related Person Transactions—Registration Rights and Board Designation Rights” below for additional information on our A&R Registration Rights Agreement that provides the Sponsor from our Business Combination with certain board designation rights (as such terms are defined therein).
Independence of the Board Of Directors
As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating committees be independent within the meaning of Nasdaq rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
Our board of directors undertook a review of the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our board of directors determined that each of our current directors and nominees for director, other than Matthew W. Foehr, our President and Chief Executive Officer and John Higgins, qualifies as an “independent” director within the meaning of the Nasdaq rules. Accordingly, a majority of our directors are independent, as required under Nasdaq rules.
BOARD LEADERSHIP STRUCTURE
Our board of directors is currently led by its chairperson, Mr. Higgins. Our board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the Company continues to grow. We separate the roles of chief executive officer and chairman of the board in recognition of the differences between the two roles. The chief executive officer is responsible for setting the strategic direction for the company and the day-to-day leadership and performance of the Company, while the chairperson of the board of directors provides guidance to the chief executive officer and presides over meetings of the full board of directors. We believe that this separation of responsibilities provides a balanced approach to managing the board of directors and overseeing the Company.
THE BOARD’S ROLE IN RISK OVERSIGHT
Our board of directors has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board of directors to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

10	OmniAb

PROPOSAL 1: ELECTION OF DIRECTORS

The board has delegated responsibility for the oversight of specific risks to board committees as follows:

Audit Committee
•Reviews information regarding liquidity and operations, and oversees our management of financial risks
•Reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance, including with respect to cybersecurity
•Oversees direct communication with our independent registered public accounting firm, and has discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures

Human Capital Management and Compensation Committee	•Assesses whether any of our compensation policies or programs has the potential to encourage excessive risk-taking
Nominating and Corporate Governance Committee	•Manages risks associated with the independence of the board and governance matters
While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board of directors as a whole.
BOARD OF DIRECTORS MEETINGS
Our current board of directors was appointed and committees were established in November 2022, following the consummation of a business combination between our predecessor company, Avista Public Acquisition Corp. II (“APAC”) and OmniAb Operations, Inc. (previously named OmniAb, Inc., “Legacy OmniAb”), a wholly owned subsidiary of Ligand (the “Business Combination”). Between the closing of the Business Combination and December 31, 2022, our board of directors held one meeting. All incumbent directors attended at least 75% of the aggregate number of meetings of the board and committees on which they served during the periods in which they served, other than Carolyn Bertozzi.
COMMITTEES OF THE BOARD OF DIRECTORS
We have four standing committees: the audit committee, the human capital management and compensation committee, the nominating and corporate governance committee and the science and technology committee. Each of these committees has a written charter approved by our board of directors. A copy of each charter can be found under the Investors - Governance - Governance Documents section of our website at www.OmniAb.com. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

2023 PROXY STATEMENT	11

PROPOSAL 1: ELECTION OF DIRECTORS

AUDIT COMMITTEE
KEY FUNCTIONS
Chair:
Sunil Patel Other Members: Jennifer Cochran, Ph.D. Joshua Tamaroff
•appointing and overseeing our independent registered public accounting firm;
•evaluating the qualifications, independence and performance of our independent registered public accounting firm;
•approving the audit and non-audit services to be performed by our independent registered public accounting firm;
•reviewing the design, implementation, adequacy and effectiveness of our internal controls and our critical accounting policies;
•discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;
•reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
•reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations;
•preparing the report that the SEC requires in our annual proxy statement;
•reviewing and approving any related party transactions, overseeing the Company’s policies with respect to risk assessment and risk management, including with respect to cybersecurity, and establishing procedures for the receipt, retention and treatment of whistleblower complaints; and
•reviewing and evaluating, periodically, the performance of the audit committee and its members including compliance of the audit committee with its charter.

Between closing of the Business Combination in November 2022 and December 31, 2022, the audit committee met twice, including telephonic meetings. Our board of directors has determined that all members of the audit committee are independent directors, as defined in the Nasdaq qualification standards and by Section 10A of the Exchange Act. In addition, our board of directors has determined that Mr. Patel qualifies as an “audit committee financial expert” as that phrase is defined under the regulations promulgated by the SEC. The audit committee is governed by a written charter adopted by our board of directors. The audit committee’s main function is to oversee our accounting and financial reporting processes, audits of our financial statements, our legal and regulatory compliance, and risk assessment and mitigation.
Both our external auditor and internal financial personnel meet privately with the audit committee and have unrestricted access to this committee.

12	OmniAb

PROPOSAL 1: ELECTION OF DIRECTORS

HUMAN CAPITAL MANAGEMENT AND COMPENSATION COMMITTEE
KEY FUNCTIONS
Chair:
Sarah Boyce Other Members: John Higgins Sunil Patel
•reviewing, monitoring and discussing strategies, policies and practices related to human capital management within our workforce;
•reviewing and assessing our executive compensation programs, including the adequacy and competitiveness of such programs among comparable companies;
•reviewing and approving, or recommending to the full board, the compensation of our Chief Executive Officer;
•reviewing and approving, or recommending to the full board, the compensation of our other executive officers;
•reviewing and recommending to the full board for approval the compensation policies for members of our board of directors and board committees;
•reviewing, approving and administering our incentive compensation and equity-based plans and arrangements, including the issuance of stock options and other awards under our equity incentive plans (other than any such awards that must be approved by the full board);
•reviewing and discussing with management our compensation discussion and analysis to the extent required in our annual proxy report or annual report on Form 10-K and producing the report that the SEC requires in our annual proxy statement as required;
•reviewing and monitoring our policies and practices related to human capital management, including with respect to diversity and inclusion initiatives and programs, employee development, retention and engagement, workplace safety, corporate culture and succession planning; and
•reviewing and evaluating, the performance of the human capital management and compensation committee and its members including compliance of the committee with its charter.

Between closing of the Business Combination in November 2022 and December 31, 2022, the HCC committee met or acted by unanimous written consent three times, including telephonic meetings. Our board of directors has determined that Ms. Boyce and Mr. Patel are independent directors, as defined in the Nasdaq qualification standards. We have also created a Section 16 committee of our board of directors made up of only Ms. Boyce and Mr. Patel to approve grants to our executive officers pursuant to Rule 16b-3 of the Exchange Act and to our employees. The HCC committee is governed by a written charter approved by our board of directors. The HCC committee’s purpose is to oversee executive compensation and talent matters, determine the compensation for our senior management and make recommendations regarding director compensation to our board of directors.

2023 PROXY STATEMENT	13

PROPOSAL 1: ELECTION OF DIRECTORS

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
KEY FUNCTIONS
Chair:
Jennifer Cochran, Ph.D. Other Members: Carolyn Bertozzi, Ph.D. Joshua Tamaroff
•evaluating and recommending candidates for election to our board of directors;
•evaluating the structures of the committees of our board of directors and making recommendations regarding any membership changes;
•administering criteria set forth in our corporate governance guidelines for considering stockholder nominees for election to our board of directors;
•reviewing and reporting to the board on a periodic basis our efforts with regard to environmental, social and governance matters;
•overseeing periodic self-evaluations of the board;
•reviewing our corporate governance matters and providing recommendations to the board regarding possible changes; and
•reviewing and evaluating the performance of the nominating and corporate governance committee and its members including compliance of the committee with its charter.

Between closing of the Business Combination in November 2022 and December 31, 2022, the nominating and corporate governance committee did not meet. Our board of directors has determined that all members of the nominating and corporate governance committee are independent directors as defined in the Nasdaq qualification standards. The nominating and corporate governance committee is governed by a written charter approved by our board of directors. The nominating and corporate governance committee’s purpose is to assist our board of directors by identifying individuals qualified to become members of our board of directors, consistent with criteria set by our board of directors, and to develop our corporate governance principles.

SCIENCE AND TECHNOLOGY COMMITTEE
KEY FUNCTIONS
Chair:
Carolyn Bertozzi, Ph.D. Other Members: Jennifer Cochran, Ph.D. Sunil Patel
•reviewing, evaluating and advising the board on the overall strategy, direction and effectiveness of the Company’s research and development programs and related investments;
•monitoring and evaluating trends in research and development, and reporting to the board and management regarding emerging technologies; and
•reviewing and advising the board on the Company's current and potential internal and external programs and investments in science and technology.

Between closing of the Business Combination in November 2022 and December 31, 2022, the science and technology committee did not meet. The science and technology committee is governed by a written charter approved by our board of directors. The science and technology committee’s purpose is to assist the board’s oversight of the strategic direction of the Company’s research and development activities.

14	OmniAb

PROPOSAL 1: ELECTION OF DIRECTORS

HUMAN CAPITAL MANAGEMENT AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Sarah Boyce (Chair), John Higgins, and Sunil Patel served on the HCC committee during 2022. None of the members of our HCC committee has ever been one of our officers or employees, other than Mr. Higgins given his employment at Ligand Pharmaceuticals (“Ligand”) prior to the Business Combination. None of our executive officers currently serves, or has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or human capital management and compensation committee.
DIRECTOR NOMINATION PROCESS
Director Qualifications
In evaluating director nominees the nominating and corporate governance committee will consider among other things the following factors:
•personal and professional integrity, ethics and values;
•experience in corporate management, such as serving as an officer or former officer of a publicly-held company;
•financial experience;
•experience relevant to our industry, including experience in antibody discovery;
•experience as a board member of another publicly held company;
•diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
•diversity of background and perspective, including with respect to age, gender, sexual orientation, race, ethnicity, place of residence and specialized experience;
•relevant academic expertise or other proficiency in an area of our business operations; and
•practical and mature business judgment.
The nominating and corporate governance committee’s goal is to assemble a board of directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the nominating and corporate governance committee believes that the background and qualifications of the board of directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Other than the foregoing criteria for director nominees, the nominating and corporate governance committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the board of directors. Our directors’ performance and qualification criteria are reviewed periodically by the nominating and corporate governance committee.
Identification and Evaluation of Nominees for Directors
The nominating and corporate governance committee identifies nominees for director by first evaluating the current members of our board of directors willing to continue in service. Current members with qualifications and skills that are consistent with the nominating and corporate governance committee’s criteria for board of director service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our board of directors with that of obtaining a new perspective or expertise.

2023 PROXY STATEMENT	15

PROPOSAL 1: ELECTION OF DIRECTORS

If any member of our board of directors does not wish to continue in service or if our board of directors decides not to re-nominate a member for re-election, the nominating and corporate governance committee may identify the desired skills and experience of a new nominee in light of the criteria above, in which case, the nominating and corporate governance committee would generally poll our board of directors and members of management for their recommendations. The nominating and corporate governance committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from industry experts or analysts. The nominating and corporate governance committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the members of the nominating and corporate governance committee and by certain of our other independent directors and executive management. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best contribute to the success of our Company and represent stockholder interests through the exercise of sound judgment. After review of and deliberation on all feedback and data, the nominating and corporate governance committee makes its recommendation to our board of directors.
The nominating and corporate governance committee evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. We have not received director candidate recommendations from our stockholders and do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated.
Under our bylaws, stockholders wishing to suggest a candidate for director should write to our corporate secretary and provide such information about the stockholder and the proposed candidate as is set forth in our bylaws and as would be required by SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. In order to give the nominating and corporate governance committee sufficient time to evaluate a recommended candidate and/or include the candidate in our proxy statement for the 2024 annual meeting, the recommendation should be received by our corporate secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Stockholder Proposals.”
BOARD DIVERSITY
The nominating and corporate governance committee considers the board of directors’ overall composition when considering director candidates, including whether the board of directors has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of our current and expected future needs. In addition, the nominating and corporate governance committee also believes that it is desirable for new candidates to contribute to the variety of viewpoints on the board of directors, which may be enhanced by a mix of different professional and personal backgrounds and experiences.
The following Board Diversity Matrix presents our board of directors diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.

16	OmniAb

PROPOSAL 1: ELECTION OF DIRECTORS

BOARD DIVERSITY MATRIX
Board Diversity Matrix (As of April 3, 2023)

Total Number of Directors	7

	Female	Male
Part I: Gender Identity
Directors	3	4

Part II: Demographic Background
Asian	0	1
White	3	4
Two or More Races or Ethnicities	0	1
LGBTQ+	1
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our Company does not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting.
COMMUNICATIONS WITH OUR BOARD OF DIRECTORS
Our board of directors currently does not have a formal process for stockholders to send communications to the board. Nevertheless, efforts are made to ensure that the views of stockholders are heard by the board or individual directors, as applicable, and that appropriate responses are provided to stockholders on a timely basis. The board does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the board.
Stockholders seeking to formally communicate with our board of directors should submit their written comments to our corporate secretary at OmniAb, Inc., Attn: Corporate Secretary, 5980 Horton Street, Suite 600, Emeryville, CA 94608. The corporate secretary will forward communications that are relevant to the duties and responsibilities of the board of directors to each member of our board of directors; provided that, if in the opinion of our corporate secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion). If the communication regards a stockholder proposal to be considered at an annual meeting of stockholders, the methods and timing for submitting a stockholder proposal are covered under the heading “Stockholder Proposals” below.

PROHIBITION AGAINST PLEDGING AND HEDGING
We maintain an insider trading compliance policy that prohibits our officers, directors and employees pledging our stock as collateral to secure loans and from engaging in hedging transactions, including zero-cost collars and forward sale contracts. It further prohibits margin purchases of our stock, short sales of our stock, and any transactions in puts, calls or other derivative securities involving our stock.

2023 PROXY STATEMENT	17

PROPOSAL 1: ELECTION OF DIRECTORS

CORPORATE GOVERNANCE
Corporate Governance Practices
Our board of directors initially established a set of corporate governance practices as part of the Company’s spin-out from Ligand on November 1, 2022 and we are committed to continuous improvement in this area. These governance practices are designed to establish and preserve accountability of our board of directors and management, provide a structure that allows our board of directors to set objectives and monitor performance, ensure the efficient use and accountability of resources and enhance stockholder value. We believe that our board of directors’ primary functions are to appoint, evaluate and hold accountable management, oversee key strategic, operational and compliance risks and ensure optimal capital allocation such that long-term stockholder value is maximized.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of the Company. Our Corporate Governance Guidelines are available under the Investors - Governance - Governance Documents section of our website at www.OmniAb.com. Our nominating and corporate governance committee reviews the Corporate Governance Guidelines periodically and recommends changes to our board of directors as warranted. The references to our website in this proxy statement do not constitute incorporation by reference of the information contained on or available through our website, and you should not consider it to be a part of this proxy statement.
Codes of Business Conduct and Ethics
Our board of directors is committed to the highest legal and ethical standards in fulfilling its responsibilities. We have adopted a Code of Business Conduct and Ethics that serve as statements of corporate values, commitments and standards of professional conduct, both internally and externally. Our board of directors and all employees are required to read and certify their understanding of these standards. In addition, all employees must complete Workplace Harassment Prevention Training.
We encourage employees to communicate concerns before they become problems. We believe that building and maintaining trust, respect and communication between employees and management and between fellow employees is critical to the overriding goal of conducting business with honesty, fairness and integrity. The OmniAb Compliance Helpline provides confidential, secure, and anonymous reporting available 24 hours a day.
Environmental, Social and Governance (“ESG”) Matters
Our passion for scientific innovation that drives our mission to enable the rapid development of innovative therapeutics is also reflected in our commitment to corporate social responsibility, including environmental sustainability, diversity, equity and inclusion initiatives. We are environmentally conscious and seek to operate our business in a sustainable manner that will benefit our employees, investors and the communities we serve.
We recognize that long-term success requires sustainable practices. Our core values emphasize the safety and sustainability of our operating practices in the communities in which we operate, and we continue to look for ways to refine our efforts to further lessen our environmental impact. Our board of directors and executive management team are focused on integrating sustainable and responsible business practices into our strategy and operations. The Company’s policy is to take into consideration the long-term interests of the Company, its stockholders, and other stakeholders, including employees, the healthcare community, regulators, partners, and local communities. In 2023 the board of directors has engaged an external resource to conduct a complete audit of ESG practices. We plan to address findings from this audit as we evolve as a newly formed public company.
The Company has also established staff sponsored committees to further driver our environmental and social responsibilities.

18	OmniAb

PROPOSAL 1: ELECTION OF DIRECTORS

Environmental Committee: Is focused on fostering an environmentally conscious culture at OmniAb, following our corporate values, by encouraging active and responsible engagement among all employees. This committee also provides guidance and support for environmentally sustainable initiatives and practices and communicate actively and collaboratively to raise awareness of environmental issues.

Women in STEM Committee: Its purpose is to enable and empower women to reach the highest level of leadership and to fulfill their own career aspirations by:
•Providing resources to help women develop their careers.
•Bring awareness to biases and educate for better practices.
•Support girls/women in our communities.

Diversity, Equity, and Inclusion Committee: Its purpose is to develop, promote, and implement intentional diversity, equity and inclusion initiatives within our organization and culture. It specifically is designed to:
•Create a space where individuals feel safe, seen, respected, and valued.
•Improve equitability of workplace processes, policies, and resources, particularly around hiring, career advancement, and workspace accessibility.
•Cultivate internal activities and initiate external community involvement that fosters inclusiveness.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF JENNIFER COCHRAN AND MATTHEW W. FOEHR FOR ELECTION TO THE BOARD OF DIRECTORS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE ON YOUR PROXY CARD.

2023 PROXY STATEMENT	19

Proposal 2 Ratification of Selection of Independent Registered Public Accounting Firm

The audit committee has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and has directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 2021. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. Marcum LLP served as the independent registered public accounting firm of Avista Public Acquisition Corp. II (“APAC”), our legal predecessor, prior to the Business Combination.
Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm is not required by Delaware law, our certificate of incorporation or our bylaws. However, the audit committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether to retain the firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its stockholders.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES
The following table represents aggregate fees billed to us for services related to the fiscal years ended December 31, 2022 and 2021 by Ernst & Young LLP, our independent registered public accounting firm. Until November 1, 2022, we were part of Ligand. Accordingly, the audit and other services performed by Ernst & Young related to the fiscal year ended December 31, 2021 and ten months ended October 31, 2022 were provided to and paid for by Ligand.

	Year Ended December 31,
	2022	2021
	(in thousands)
Audit Fees(1)	$386	$—
Audit Related Fees(2)	200	—
Tax Fees(3)	47	—
All Other Fees	—	—
Total	$633	$—

20	OmniAb

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(1)Audit fees consist of fees billed for professional services performed by Ernst & Young LLP for the audit of our annual financial statements, review of our quarterly reports on Form 10-Q and the issuance of consents and comfort letters in connection with registration statements, including the filing of our registration statements on Form S-1 and Form S-8.
(2)Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. In 2022, audit related fees consisted of fees billed for professional services performed by Ernst & Young LLP that related to accounting consultations for the business combination.
(3)Tax fees are related to tax advisory services and tax compliance.
The audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP, and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.
The following table represents aggregate fees billed to APAC, our predecessor, for services related to the fiscal years ended December 31, 2022 and 2021 by Marcum LLP.

	Year Ended December 31,
	2022	2021
	(in thousands)
Audit Fees(1)	$421	$72
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$421	$72

(1)Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.
PRE-APPROVAL POLICIES AND PROCEDURES
Our audit committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the audit committee, and all such services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2022. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS
The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively will be required to ratify the selection of Ernst & Young LLP. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this Proposal 2. Proposal 2 is a routine proposal on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.

2023 PROXY STATEMENT	21

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE ON YOUR PROXY CARD.

22	OmniAb

Report of the Audit Committee of the Board of Directors

The audit committee oversees the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.
The audit committee reviewed and discussed with Ernst & Young LLP, who is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including those matters required under Auditing Standard 1301 (Communications with Audit Committees). In addition, the audit committee has discussed with Ernst & Young LLP their independence from management and the Company, and has received from Ernst & Young LLP the written disclosures and the letter required by the Public Company Accounting Oversight Board Rule 3526.
The audit committee met with Ernst & Young LLP to discuss the overall scope of their services, the results of their audit and reviews, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting. Ernst & Young LLP, as the Company’s independent registered public accounting firm, also periodically updates the audit committee about new accounting developments and their potential impact on the Company’s reporting. The audit committee’s meetings with Ernst & Young LLP were held with and without management present. The audit committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The audit committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.
In reliance on the reviews and discussions referred to above, the audit committee has recommended to the Company’s board of directors that the audited consolidated financial statements be included in this proxy statement and in our annual report for the year ended December 31, 2022.
This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.
The foregoing report has been furnished by the audit committee.
Sunil Patel, Chair of the Audit Committee
Jennifer Cochran, Ph.D.
Joshua Tamaroff

2023 PROXY STATEMENT	23

Executive Officers

Executive Officers
The following table identifies our executive officers as of April 10, 2023:

Name	Age	Position
Matthew W. Foehr	50	President, Chief Executive Officer and Director
Kurt A. Gustafson	54	Executive Vice President, Finance and Chief Financial Officer
Charles S. Berkman	54	Chief Legal Officer and Secretary
The following is biographical information for our executive officers other than Mr. Foehr, whose biographical information is included under “Nominees for Election to the Board of Directors”.
Kurt A. Gustafson has served as our Executive Vice President, Finance and Chief Financial Officer since November 2022. Mr. Gustafson had served as Legacy OmniAb’s Executive Vice President, Finance and Chief Financial Officer since March 2022. Prior to joining OmniAb, Mr. Gustafson served as Executive Vice President and Chief Financial Officer of Spectrum Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, a position he has held since June 2013. Prior to joining Spectrum, Mr. Gustafson served as Vice President and Chief Financial Officer at Halozyme Therapeutics, Inc., a publicly traded biopharmaceutical company, where he was responsible for finance, information technology, facilities, and human resources. Before joining Halozyme in 2009, Mr. Gustafson worked at Amgen Inc. for over 18 years, most recently as Vice President, Finance. During his tenure at Amgen, Mr. Gustafson also served as Treasurer, Vice President, Finance and Chief Financial Officer of Amgen International based in Switzerland. Mr. Gustafson is currently a member of the board of directors of Xencor, Inc., a clinical stage biopharmaceutical company. Mr. Gustafson received a B.A. in accounting at North Park University and an M.B.A. from the University of California, Los Angeles.
Charles S. Berkman has served as Chief Legal Officer and Secretary since November 2022. Previously, Mr. Berkman had served as a member of Legacy OmniAb’s board of directors and as OmniAb’s Secretary since December 2015 and as Legacy OmniAb’s Chief Legal Officer since March 2022. Mr. Berkman had also served as Ligand’s Senior Vice President, General Counsel and Secretary since January 2018 and prior to that as its Vice President, General Counsel and Secretary since April 2007. Mr. Berkman joined Ligand in November 2001 and served as Associate General Counsel and Chief Patent Counsel (and Secretary since March 2007). Prior to joining Ligand, Mr. Berkman was an attorney at the international law firm of Baker & McKenzie from November 2000 to November 2001. Before that he served as an attorney at the law firm of Lyon & Lyon from 1993 to November 2000, where he specialized in intellectual property law. Mr. Berkman earned a B.S. in chemistry from the University of Texas and a J.D. from the University of Texas School of Law.

24	OmniAb

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information about the beneficial ownership of our common stock as of March 31, 2023 for:
•each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our common stock;
•each of our named executive officers;
•each of our directors; and
•all of our executive officers and directors as a group.
Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o OmniAb, Inc., 5980 Horton Street, Suite 600, Emeryville, CA 94608. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us by the stockholders, that each person or group named in the table below has sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
For each person and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 115,584,520 shares of common stock outstanding on March 31, 2023 and the number of shares of common stock that such person or group had the right to acquire within 60 days of that date, including, but not limited to, upon the exercise of stock options. The shares of common stock outstanding as of March 31, 2023 includes 16,292,542 earnout shares of our common stock (the “Earnout Shares”) that are subject to forfeiture if certain stock price-based vesting conditions are not met by November 1, 2027, in accordance with the Agreement and Plan of Merger, dated as of March 23, 2022, by and among Ligand, OmniAb, APAC, and Orwell Merger Sub Inc., a Delaware corporation and wholly -owned subsidiary of APAC (“Merger Sub”) (the “Merger Agreement”) and the Sponsor Insider Agreement (as defined below).

2023 PROXY STATEMENT	25

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Shares Beneficially Owned
Beneficial Owner	Number	Percentage
5% or Greater Stockholders
Entities affiliated with Avista Acquisition LP II(1)	27,163,423	21.4%
Janus Henderson Group plc(2)	6,566,183	5.7%
The Vanguard Group(3)	6,403,783	5.5%
Named Executive Officers and Directors
John Higgins(4)	4,333,478	3.7%
Matthew W. Foehr(5)	2,795,767	2.4%
Charles S. Berkman(6)	533,290	*
Sunil Patel(7)	305,785	*
Kurt A. Gustafson(8)	211,286	*
Sarah Boyce(9)	111,859	*
Jennifer Cochran, Ph.D.(10)	71,366	*
Joshua Tamaroff	—	*
Carolyn R. Bertozzi, Ph.D.	—	*
All current directors, director nominees and executive officers as a group (9 persons)	8,362,831	7.0%
_____________
'* Less than one percent (1%)
(1)Represents shares of our common stock beneficially owned by entities affiliated with Avista Acquisition LP II (the “Sponsor”), Thompson Dean and David Burgstahler at December 9, 2022, as indicated in the Reporting Persons’ Schedule 13D/A filed with the SEC on December 13, 2022. On December 9, 2022, in connection with the liquidation and dissolution of the Sponsor and its general partner, the Sponsor distributed all of its assets, consisting solely of our securities, pro rata for no consideration to its limited partners, Avista Capital Partners V, L.P., a Delaware limited partnership (“ACP V Onshore”), and Avista Capital Partners (Offshore) V, L.P., a Bermuda limited partnership (“ACP V Offshore”). As a result of the Sponsor’s liquidating distribution and the subsequent dissolutions, the Sponsor and its general partner no longer hold, directly or indirectly, any of our securities. Following the liquidating distribution, (a) ACP V Onshore (i) directly holds 7,283,484 shares of our common stock (including 595,508 Earnout Shares) and (ii) beneficially owns 5,224,114 shares of our common stock issuable pursuant to warrants exercisable at an exercise price of $11.50 per share (the “Warrants”); and (b) ACP V Offshore (i) directly holds 8,534,450 shares of our common stock (including 697,791 Earnout Shares) and (ii) beneficially owns 6,121,375 shares of common stock issuable pursuant to Warrants. Each of Avista Capital Partners V GP, L.P., a Delaware limited partnership (“ACP V GP”), as the general partner of each of ACP V Onshore and ACP V Offshore, and Avista Capital Managing Member V, LLC, a Delaware limited liability company (“ACP Managing Member”), as the general partner of ACP V GP, may be deemed to beneficially own 27,163,423 shares, consisting of (i) 15,817,934 shares of common stock directly held by ACP V Onshore and ACP V Offshore and (ii) 11,345,489 shares of common stock issuable pursuant to Warrants. Each of Mr. Dean and Mr. Burgstahler disclaims beneficial ownership of the shares held by each of ACP V Onshore and ACP V Offshore. The business address of the Reporting Persons is 65 East 55th Street 18th Floor, New York, NY 10022.
(2)Represents shares of common stock owned by funds affiliated with Janus Henderson Group plc. at December 31, 2022, as indicated in the entity’s Schedule 13G filed with the SEC on February 13, 2023. The business address for Janus Henderson Group plc. is 201 Bishopsgate EC2M 3AE, United Kingdom.
(3)Represents shares of common stock beneficially owned by The Vanguard Group at December 31, 2022 as indicated in the entity’s Schedule 13F filed with the SEC on February 10, 2023. The business address for The Vanguard Group is PO Box 2600, V26, Valley Forge, PA 19482.
(4)Consists of (i) 2,423,169 shares of common stock (including 362,232 Earnout Shares), and (ii) 1,910,309 shares underlying options held by Mr. Higgins that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.
(5)Consists of (i) 1,663,646 shares of common stock (including 264,760 Earnout Shares), and (ii) 1,132,121 shares underlying options held by Mr. Foehr that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.
(6)Consists of (i) 243,949 shares of common stock (including 96,038 Earnout Shares) and (ii) 289,341 shares underlying options held by Mr. Berkman that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.
(7)Consists of (i) 206,759 shares of common stock (including 22,538 Earnout Shares) and (ii) 99,026 shares underlying options held by Mr. Patel that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.
(8)Consists of (i) 93,577 shares of common stock (including 72,872 Earnout Shares), (ii) 94,455 shares underlying options held by Mr. Gustafson that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date and (iii) and 23,254

26	OmniAb

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

shares of common stock issuable to Mr. Gustafson upon settlement of outstanding restricted stock units vesting within 60 days of March 31, 2023.
(9)Consists of (i) 28,684 shares of common stock (including 14,512 Earnout Shares) held directly by Ms. Boyce, (ii) 36,000 shares of common stock held by Ms. Boyce’s spouse, and (iii) 47,175 shares underlying options held by Ms. Boyce that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.
(10)Consists of (i) 64,931 shares of common stock (including 10,784 Earnout Shares), (ii) 6,435 shares underlying options held by Dr. Cochran that are exercisable as of March 31, 2023 or will become exercisable within 60 days after such date.

2023 PROXY STATEMENT	27

Executive and Director Compensation

This section provides information about the material components of our executive compensation program for our executive officers who are named in the Summary Compensation Table below, whom we refer to as our “named executive officers” or “NEOs,” consisting of the following persons for 2022:
•Matthew W. Foehr, our President, Chief Executive Officer and Director;
•Kurt A. Gustafson, our Executive Vice President, Finance and Chief Financial Officer and
•Charles S. Berkman, our Chief Legal Officer and Secretary.
On November 1, 2022, APAC, completed the Business Combination with Legacy OmniAb, a wholly owned subsidiary of Ligand. Following the Business Combination, we changed our name from Avista Public Acquisition Corp. II to OmniAb, Inc. Immediately prior to the Business Combination each of the individuals named in the Summary Compensation Table below (our named executive officers) were employed by Ligand or its subsidiaries. Accordingly, all pre-Business Combination payments and benefits described below were provided by Ligand and decisions regarding past compensation of our named executive officers were made by Ligand’s Human Capital Management and Compensation Committee prior to the Business Combination. Following the Business Combination, our Human Capital Management and Compensation Committee has determined the Company’s executive compensation for the named executive officers. This section describes the compensation programs established by Ligand pre-Business Combination to the extent they are relevant to an understanding of the compensation paid to the named executive officers by Ligand during 2022 pre-Business Combination, but also focuses on the compensation programs approved by our Human Capital Management and Compensation Committee for the post-Business Combination portion of 2022 and beyond.

Specifically, this section provides an overview of our executive compensation program and each compensation component that we provide. This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt following the date of this proxy statement may differ materially from the currently planned programs summarized in this discussion.

28	OmniAb

The following section provides compensation information applicable to “emerging growth companies” under the SEC disclosure rules.

Summary Compensation Table

The following table provides certain information regarding the compensation earned by our named executive officers during the fiscal years ended December 31, 2022 and 2021.

Name and principal position	Year	Salary ($)	Bonus ($)		Stock awards ($)(1)	Option awards ($)(1)	Non-equity incentive plan compensation ($)(2)	All other compensation ($)(3)		Total ($)
Matthew W. Foehr Chief Executive Officer and Director	2022	541,658	—		2,019,986	3,668,541	311,454	114,604	(4)	6,656,243
	2021	518,933	—		3,146,844	1,226,357	259,467	130,603	(5)	5,282,204
Kurt A. Gustafson (6) Chief Financial Officer	2022	343,751	50,000	(7)	1,145,920	3,270,350	158,125	6,601		4,974,747
Charles S. Berkman Chief Legal Officer and Secretary	2022	476,393	—		1,188,266	2,157,976	246,533	11,401		4,080,569
	2021	451,682	—		1,665,811	649,308	203,257	10,890		2,980,948
(1)Reflects the grant date fair value for option awards granted to our named executive officers by us following the Business Combination in 2022, and for stock and option awards granted to our named executive officers by Ligand in 2021 and 2022 prior to the Business Combination, calculated in accordance with FASB ASC Topic 718, Compensation—Stock Compensation (Topic 718). The grant date fair value of the RSUs granted by Ligand in 2021 and 2022 was determined based on the closing price per share of Ligand common stock on the date of grant for each RSU granted.
The assumptions used to calculate the value of option awards granted in 2021 are set forth under Note 9 of the Notes to Consolidated Financial Statements included in Ligand’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 28, 2023. See the table below for details as to the assumptions used by Ligand to calculate the value of option awards granted to our named executive officers in 2022. The fair value of each option was estimated by Ligand on the date of grant using the Black Scholes option pricing model with the following weighted-average assumptions:

	April 8, 2022	May 5, 2022
Risk-free interest rate	2.8%	3.0%
Dividend yield	—	—
Expected volatility	50.0%	49.4%
Expected term (years)	4.7	4.7

See the table below for details as to the assumptions used by us to calculate the value of option awards granted to our named executive officers by us in December 2022 following the Business Combination. The fair value of each option was estimated by us on the date of grant using the Black Scholes option pricing model with the following weighted-average assumptions:

December 7, 2022
Risk-free interest rate	3.6%
Dividend yield	—
Expected volatility	49.6%
Expected term (years)	6.1

With respect to the PSU awards granted by Ligand and included in the Summary Compensation Table, these amounts include the grant date fair value of such PSUs granted to the named executive officers based on the estimated probable outcome of the performance based objectives applicable to such awards on the grant date.

2023 PROXY STATEMENT	29

SUMMARY COMPENSATION TABLE

With respect to the PSUs granted by Ligand in 2021, the number of PSUs that were eligible to vest were determined based on the measurement of two equally weighted metrics, the initiation of partnered OmniAb antibody programs over a two-year performance period measured from January 1, 2021 and Ligand’s relative TSR ranked on a percentile basis against the Nasdaq Biotechnology Index over a three-year performance period measured from January 1, 2021. The grant date fair value of the PSUs granted during 2021 included in this column that are tied to the initiation of partnered OmniAb antibody programs was calculated based on the probable achievement of the performance goals as determined at the date of grant, which was determined to be the target level of performance. The grant date fair value of the PSUs that are tied to relative TSR was calculated using the Monte Carlo simulation which utilizes the stock volatility, dividend yield and market correlation of Ligand and the Nasdaq Biotechnology Index. For the PSUs granted during 2021, such inputs consisted of: (a) an expected term that was based on the actual 2.9 year term of the award; (b) a risk-free interest rate of 0.18% derived from the yield on U.S. government bonds of appropriate term from the U.S. Department of Treasury; (c) a dividend yield of 0.0% based on historic and future dividend yield estimates; (d) stock price volatility of 52.56% based on an analysis of the historical stock price volatility of Ligand and each company in the Nasdaq Biotechnology Index over the three years prior to the date of grant to conform to the term of the awards; and (e) initial TSR performance of 84.38% based on actual historical TSR performance for Ligand and each company in the Nasdaq Biotechnology Index. The highest level of performance that may be achieved for the PSUs is 200% of the target. The full grant date fair value of the PSUs awarded to our named executive officers during fiscal year 2021, assuming maximum achievement of the applicable performance objectives, is $2,333,894 for Mr. Foehr and $1,235,551 for Mr. Berkman.
With respect to the PSUs granted by Ligand in 2022, the number of PSUs that were eligible to vest were determined based on the measurement of two equally weighted metrics, the calendar quarter during which the completion of the Business Combination occurred, and the achievement of certain combined TSR goals of Ligand and OmniAb relative to the Nasdaq Biotechnology Index during a period of approximately two years following the Closing of the Business Combination. The grant date fair value of the PSUs granted during 2022 included in this column that are tied to the calendar quarter during which the completion of the Business Combination occurred was calculated based on the probable achievement of the performance goals as determined at the date of grant, which was determined to be the target level of performance. The grant date fair value of the PSUs that are tied to relative TSR was calculated using the Monte Carlo simulation which utilizes the stock volatility, dividend yield and market correlation of Ligand, OmniAb and the Nasdaq Biotechnology Index. For the PSUs granted during 2022, such inputs consisted of: (a) an expected term that was based on the actual 2.5 year term of the award; (b) a risk-free interest rate of 2.8% derived from the yield on U.S. government bonds of appropriate term from the U.S. Department of Treasury; (c) a dividend yield of 0.0% based on historic and future dividend yield estimates; (d) stock price volatility of 59.71% based on an analysis of the historical stock price volatility of Ligand and each company in the Nasdaq Biotechnology Index over the 2.5 years prior to the date of grant to conform to the term of the awards; and (e) initial TSR performance of 100% based on actual historical TSR performance for Ligand and each company in the Nasdaq Biotechnology Index. Based on this methodology, the valuation of the PSUs tied to relative TSR performance granted during 2022 was 147.15% of the closing price of Ligand common stock on the date of grant. The highest level of performance that may be achieved for the PSUs is 162.5% of the target. The full grant date fair value of the PSUs awarded to our named executive officers during fiscal year 2022, assuming maximum achievement of the applicable performance objectives, is $783,965 for Mr. Foehr, $280,840 for Mr. Gustafson and $461,139 for Mr. Berkman.
These awards were adjusted at the time of the Business Combination into Ligand and/or OmniAb Equity Awards.
(2)For 2021 represents performance bonus awards under Ligand’s annual performance-based bonus program, and paid in 2022, and for 2022 represents performance bonus awards under the annual performance-based bonus program maintained by Ligand, and following the consummation of the Business Combination, the Company, and paid in 2023.
(3)For 2021 for Mr. Berkman, represents life insurance premiums paid by Ligand of $1,380, taxable fringe benefits of $3,510, and 401(k) matching funds paid by Ligand of $6,000. For 2022 for Messrs. Gustafson and Berkman, represents life insurance premiums paid by Ligand or us of $301 and $401, respectively, and 401(k) matching funds of $6,000 and $6,000, respectively. Additionally, for 2022 for Mr. Berkman, represents taxable fringe benefits of $5,000, and for Mr. Gustafson, a health and wellness benefit of $300.
(4)Pursuant to the management rights letter between Viking Therapeutics, Inc. (Viking) and Ligand dated May 21, 2014, Ligand nominated Mr. Foehr to serve as a member of Viking’s board of directors. During 2022, in connection with Mr. Foehr’s service as a director of Viking, Mr. Foehr received (1) $38,000 in cash payments and (2) $70,203 in option awards (representing the aggregate grant date fair value of the option awards as reported by Viking, computed in accordance with authoritative accounting guidance). Additionally, for 2022, Mr. Foehr received life insurance premiums paid by Ligand or us of $401 and $6,000 in 401(k) matching funds.
(5)During 2021, in connection with Mr. Foehr’s service as a director of Viking, Mr. Foehr received (1) $38,000 in cash payments and (2) $85,603 in option awards (representing the aggregate grant date fair value of the option awards as reported by Viking, computed in accordance with authoritative accounting guidance). Additionally, Mr. Foehr received life insurance premiums paid by Ligand for 2021 of $900, taxable fringe benefits of $100, and $6,000 in 401(k) matching funds paid by Ligand in 2021.
(6)Mr. Gustafson commenced employment with Legacy OmniAb in March 2022.
(7)Reflects Mr. Gustafson’s one-time sign-on bonus of $50,000, which is subject to repayment if certain conditions are not met.

30	OmniAb

NARRATIVE DISCLOSURE TO COMPENSATION TABLES

NARRATIVE TO SUMMARY COMPENSATION TABLE
BASE COMPENSATION
Prior to the Business Combination, annual base salary increases for our named executive officers were based upon the performance of the executive officers, internal pay equity considerations, and peer practices, as assessed by Ligand’s chief executive officer (for executives other than himself) and approved by Ligand’s Human Capital Management and Compensation Committee. Ligand provided its executive officers with a base salary that falls between the 25th and 50th percentiles for similar positions at its peer group, but may vary from such level based on the factors listed above.
For 2022, Messrs. Foehr and Berkman each received an approximately 4.5% increase to his base salary from the base salary in effect for 2021. This increase was determined to be appropriate by the Ligand Human Capital Management and Compensation Committee to ensure that the base salaries of Ligand’s executive officers (including our named executive officers) continued to be generally consistent with its pay positioning philosophy, as described above. The base salary of our named executive officers for 2022 was $543,609 for Mr. Foehr, $440,000 for Mr. Gustafson and $476,834 for Mr. Berkman. Mr. Gustafson’s initial base salary was determined in connection with his commencement of employment in March 2022.
Following the consummation of the Business Combination, our Human Capital Management and Compensation Committee will set base salary levels for executive officers taking into account base salary levels for positions with similar roles and scope of responsibilities within our peer group, as well as the executive officer’s performance. No adjustments were made to the base salaries of our named executive officers in connection with the Business Combination.
ANNUAL PERFORMANCE-BASED CASH COMPENSATION
Prior to the consummation of the Business Combination, our named executive officers participated in Ligand’s annual bonus program. Ligand’s Human Capital Management and Compensation Committee tied a substantial portion of each executive officer’s compensation to company performance. Ligand’s annual performance-based bonus program provided for cash bonus payments tied to achievement of key annual corporate performance objectives established by the Ligand board of directors for such purpose. Ligand’s annual performance-based bonus program was intended to complement its long-term equity program, which more directly aligns realized executive compensation with longer-term share price and corporate objectives.
TARGET ANNUAL BONUS OPPORTUNITIES
Ligand set annual incentive targets for our named executive officers so that each executive’s total target cash compensation (inclusive of base salary) is positioned between the 25th and 50th percentiles of target total cash opportunities offered by its peer group. The target incentive opportunities for Messrs. Foehr and Berkman for 2022 did not increase as compared to the executive’s 2021 target. Each named executive officer’s annual bonus for 2022 is tied 100% to corporate performance. For 2022, Mr. Foehr’s target incentive opportunity was 50% of his base salary, Mr. Gustafson’s target incentive opportunity was 40% of his base salary and Mr. Berkman’s target incentive opportunity was 45% of his base salary. Mr. Gustafson’s initial target incentive opportunity was determined in connection with his commencement of employment in March 2022.
2022 CORPORATE PERFORMANCE OBJECTIVES AND ACHIEVEMENTS
At the beginning of each year, the Ligand board of directors (“Ligand Board”) sets corporate objectives for the year in a number of areas after considering management input and its overall strategic objectives. Following the conclusion of each year, Ligand’s Human Capital Management and Compensation Committee assesses the level of achievement relative to these corporate objectives. This achievement level is then applied to each executive officer’s target bonus to determine that year’s total annual bonus. The Human Capital Management and Compensation Committee retains the discretion to reduce the final bonus payout to an executive officer

2023 PROXY STATEMENT	31

NARRATIVE DISCLOSURE TO COMPENSATION TABLES

based on other factors deemed relevant to assessing the company’s performance in comparison to its peers and the industry.
In January 2022, Ligand’s Human Capital Management and Compensation Committee and the Ligand Board approved the performance objectives for the 2022 annual bonus program. The metrics were established after careful consideration of key short-term corporate goals. The goals for 2022 included:

•Pipeline Development and Expansion: Key accomplishments included the signing of 12 new partnerships, commencement of 64 new programs, and the expansion of our facilities to increase capacity.
•Publications and Platform Marketing: Key accomplishments included a number of scientific publications (Cell Reports, Nature, Science), publication of new business metrics, and expanded marketing and business development presence at conferences.
•Workflow and Technology Enhancement - Key accomplishments included the establishment of additional discovery workflows, the launch of new animal variants, and new patent applications.
Bonuses for any one year are usually determined and paid in the first quarter of the following year. Our named executive officers’ bonuses were determined by our Human Capital Management and Compensation Committee in accordance with the performance objectives previously established by Ligand for 2022 outlined above, adjusted as appropriate to reflect the consummation of the Business Combination. Accordingly, bonus compensation for our named executive officers for 2022 was $311,454 for Mr. Foehr, $158,125 for Mr. Gustafson, and $246,533 for Mr. Berkman.
Following the Business Combination for 2023, our Human Capital Management and Compensation Committee will develop an annual performance-based cash compensation plan focused on corporate objectives that support our long-term business goals, while also allowing for meaningful pay differentiation tied to performance of individuals and groups.
LONG-TERM EQUITY AWARDS
Prior to the Business Combination, our named executive officers participated in Ligand’s equity plans. Ligand’s long-term performance-based compensation for our named executive officers was designed to link the ultimate level of an executive officer’s compensation to Ligand’s stock price performance and long-term stockholder interests while creating an incentive for sustained growth.

Ligand provided equity compensation to its executive officers through grants of stock options, performance stock units (PSUs) and restricted stock units (RSUs).

•Time-based stock options granted by Ligand to the named executive officers generally have a four-year vesting schedule designed to provide an incentive for continued employment. Options have a ten-year term and an exercise price equal to 100% of the fair market value of the underlying stock on the date of grant. Accordingly, options will provide a return to the executive officer only if the market price of the shares appreciates over the option term.
•Time-based restricted stock units granted by Ligand to the named executive officers generally vest in equal installments over three years.
•Performance stock units granted by Ligand to the named executive officers were a significant component of Ligand’s annual long-term equity incentive awards for the executive officers that vest based on key corporate and financial objectives over multi-year performance periods. At the time of grant, Ligand’s Human Capital Management and Compensation Committee conducts a review of the performance measures and associated payout levels, the rigor of the performance goals and their alignment with performance.

The Ligand Human Capital Management and Compensation Committee views granting equity awards as a retention device and therefore also reviews the status of vesting and number of vested versus unvested awards at the time of grant. Guidelines for the number of equity awards granted to each executive officer were determined using a procedure approved by the Ligand Human Capital Management and Compensation

32	OmniAb

NARRATIVE DISCLOSURE TO COMPENSATION TABLES

Committee based upon several factors, including the executive officer’s level of responsibility, salary grade, performance and the value of the equity awards at the time of grant.
2022 LIGAND LONG-TERM EQUITY AWARDS

In May and June 2022, Ligand’s Human Capital Management and Compensation Committee approved long-term equity awards to Messrs. Foehr and Berkman as described in the table below.

Name	Number of Ligand Stock Options	Number of Ligand RSUs
Matthew W. Foehr	34,214	9,137
Charles S. Berkman	20,126	5,375

Additionally, in connection with his commencement of employment, in April 2022, Mr. Gustafson was granted 40,000 Ligand options and 8,000 Ligand RSUs. Mr. Gustafson’s Ligand RSUs were granted under Ligand’s 2002 Stock Incentive Plan (the 2002 Plan), and the options were granted as a standalone “employment inducement” award within the meaning of Nasdaq Stock Market Rule 5635(c)(4).

The time-based stock options and RSUs described above and granted to our named executive officers by Ligand in 2022 vest in accordance with the standard vesting schedules described above.

In July 2022, Ligand’s Human Capital Management and Compensation Committee approved PSU awards to our named executive officers as described in the table below.

Name	Number of Ligand Performance Stock Units (“Target”)
Matthew W. Foehr	11,167
Kurt Gustafson	4,000
Charles S. Berkman	6,569

Consistent with prior years, the PSUs granted by the Ligand Human Capital Management and Compensation Committee in 2022 (the “2022 PSUs”) were divided into two equally weighted components: one subject to the calendar quarter during which the completion of the Business Combination occurred and one subject to the achievement of certain combined TSR goals of Ligand and OmniAb relative to the Nasdaq Biotechnology Index during a period of approximately two years following the Closing of the Business Combination. The Ligand Human Capital Management and Compensation Committee selected these performance measures in order to drive the key behaviors that the Ligand Human Capital Management and Compensation Committee wants to reinforce and align pay with stockholder returns. The PSUs are eligible to vest in up to 162.5% of the “target” number of PSUs based on performance relative to the performance objectives.

Threshold, target and maximum performance levels for both components of the 2022 PSUs were as described below. The Ligand Human Capital Management and Compensation Committee selected the foregoing performance measures because they represent the key financial and operational performance metrics for which the executives are responsible as well as align with stockholders’ interests, thereby creating the clearest link between executive actions, corporate results and Ligand’s continued long-term success.

Relative TSR Component. The performance-based vesting requirement for the 2022 PSUs tied to the achievement of certain combined TSR goals of Ligand and OmniAb was based on the percentile level of Ligand and OmniAb’s combined TSR for the performance period commencing on the date of the Closing of the Business Combination and ending on December 31, 2024, relative to the members of the Nasdaq

2023 PROXY STATEMENT	33

NARRATIVE DISCLOSURE TO COMPENSATION TABLES

Biotechnology Index. The Nasdaq Biotechnology Index was selected for comparison because it enabled the Ligand Human Capital Management and Compensation Committee to assess Ligand and OmniAb’s performance against an objective peer group.

COMBINED TSR PERCENTILE VS. NASDAQ BIOTECHNOLOGY INDEX	% of Target Paid
95th percentile	200%
55th percentile	100%
30th percentile	50%
<30th percentile	—%

To receive the earned shares, an executive officer must generally remain employed through the last day of the applicable performance period.

Business Combination Completion Date Component. The second performance-based vesting component for the 2022 PSUs is tied to the calendar quarter during which the completion of the Business Combination occurred. The portion of the 2022 PSUs tied to the completion date of the Business Combination were eligible to vest as follows:

% of Target Paid
Q3 2022	125%
Q4 2022	100%
Q1 2023	75%
>Q1 2023	—%

Upon the closing of the Business Combination on November 1, 2022, our named executive officers vested in the portion of these PSUs tied to that performance metric at a 100% achievement level.

Each of the foregoing Ligand equity awards granted to our named executive officers during 2022 were adjusted at the time of the Business Combination solely into Legacy OmniAb Equity Awards. The adjusted equity awards are generally subject to the same terms and conditions, including the same vesting and share payment timing provisions, as applied to the applicable Ligand equity awards immediately prior to the Business Combination. The adjusted awards are reflected in the Outstanding Equity Awards at Fiscal Year End Table below.
2022 OMNIAB LONG-TERM EQUITY AWARDS
In December 2022, our Human Capital Management and Compensation Committee approved long-term equity awards to our named executive officers as described in the table below. The options were granted on December 7, 2022 and the RSUs were granted on January 3, 2023, the date on which the Company’s Form S-8 Registration Statement filed with respect to the 2022 Plan became effective.

Name	Number of OmniAb Stock Options	Number of OmniAb RSUs
Matthew W. Foehr	298,311	79,665
Kurt Gustafson	697,520	139,504
Charles S. Berkman	175,477	46,864

The stock options granted to our named executive officers vest as to 12.5% of the underlying shares on June 7, 2023, and in 42 substantially equal monthly installments thereafter, subject to the executive’s continued service through each such vesting date. Options have a ten-year term and an exercise price equal to 100% of the fair

34	OmniAb

NARRATIVE DISCLOSURE TO COMPENSATION TABLES

market value of the underlying stock on the date of grant. The RSUs granted to our named executive officers vest in three equal annual installments on each of December 7, 2023, 2024 and 2025, subject to the executive’s continued service through each such vesting date.

Our Human Capital Management and Compensation Committee will review our program with the goal of ensuring it is effective in attracting, retaining and motivating skilled executives and aligning the interests of management and stockholders.
TREATMENT OF OUTSTANDING EQUITY AWARDS AT THE TIME OF THE BUSINESS COMBINATION

Pursuant to the Employee Matters Agreement (as amended), each outstanding Ligand stock option, RSU award and PSU award held by Ligand and Legacy OmniAb service providers as of the time of the Business Combination and granted prior to March 2, 2022 (the “Equity Cutoff Date”) was split at the time of the Business Combination into two equity awards-a Ligand equity award and a Legacy OmniAb Equity Award. The adjusted Ligand equity awards and Legacy OmniAb Equity Awards generally are subject to the same terms and conditions, including the same vesting and share payment timing provisions, as applied to the applicable Ligand equity awards immediately prior to the Business Combination.

The outstanding Ligand PSU awards granted in 2020 and 2021 were amended to provide that such PSUs will vest solely based on continued service with Ligand or OmniAb, as applicable.

The PSUs granted by the Ligand Human Capital Management and Compensation Committee in 2020 (the “2020 PSUs”) were eligible to vest based on the following two equally-weighted objectives:

•The vesting of the first component of the 2020 PSUs was tied to Ligand’s adjusted EPS growth for the two year performance period commencing January 1, 2020 and ending December 31, 2021.
•The vesting of the second component of the 2020 PSUs is tied to Ligand’s TSR during the performance period commencing January 1, 2020 and ending December 31, 2022, relative to the members of the Nasdaq Biotechnology Index.

In January 2022, the Ligand Human Capital Management and Compensation Committee certified Ligand’s achievement relative to the adjusted EPS growth objective for purposes of the 2020 PSUs following the end of the applicable two-year performance period.

The PSUs granted by the Ligand Human Capital Management and Compensation Committee in 2021 (the “2021 PSUs”) were eligible to vest based on the following two equally weighted components (and a possible performance multiplier of 150% for the relative TSR component and 200% for the OmniAb program initiative component):

•The vesting of the first component of the 2021 PSUs was tied to the percentile level of Ligand’s TSR for the three-year performance period from January 1, 2021 through December 31, 2023, relative to the members of the Nasdaq Biotechnology Index.
•The vesting of the second component of the 2021 PSUs was tied to OmniAb program initiation performance conditions during the two-year performance period from January 1, 2021 through December 31, 2022.

Ligand’s Human Capital Management and Compensation Committee amended the outstanding Ligand PSUs granted prior to the Equity Cutoff Date to convert those PSUs into time-based RSUs immediately prior to the Business Combination based on its assessment of Ligand’s achievement relative to the applicable performance objectives s of such dates. As a result of such determination, the portion of the 2020 PSUs tied to Ligand’s TSR were assigned a 0% achievement level and were forfeited. With respect to the 2021 PSUs, the portion of the 2021 PSUs tied to Ligand’s TSR was determined to be 168% and the portion of the 2021 PSUs tiled to OmniAb program initiation was determined to be 150%. The 2021 PSUs, after giving effect to these achievement levels, were converted into time-based Ligand RSUs and will vest on December 31, 2022 (with respect to the portion

2023 PROXY STATEMENT	35

NARRATIVE DISCLOSURE TO COMPENSATION TABLES

tied to OmniAb program initiation) and December 31, 2023 (with respect to the portion formerly tied to Ligand’s TSR), subject to continued employment through each applicable vesting date.

Each outstanding Ligand stock option, RSU award and PSU award that was granted on or after the Equity Cutoff Date to an individual who was a current or former Ligand service provider as of the time of the Business Combination generally was adjusted solely into a Ligand equity award at the time of the Business Combination. The adjusted Ligand equity awards generally are subject to the same terms and conditions, including the same vesting and share payment timing provisions, as applied to the applicable Ligand equity awards immediately prior to the Business Combination.

As described above, each outstanding Ligand stock option, RSU award and PSU award that was granted after the Equity Cutoff Date to an individual who was a Legacy OmniAb service provider as of the time of the Business Combination generally was adjusted solely into a Legacy OmniAb Equity Award at the time of the Business Combination. The adjusted Legacy OmniAb Equity Awards generally are subject to the same terms and conditions, including the same vesting and share payment timing provisions, as applied to the applicable Ligand equity awards immediately prior to the Business Combination.

At the Effective Time, all Legacy OmniAb Options, Legacy OmniAb RSU awards and Legacy OmniAb PSU awards, in each case, that were outstanding as of immediately prior to the Effective Time were converted into awards relating to shares of our common stock, respectively, in each case, with substantially the same terms and conditions as were applicable to the Legacy OmniAb Equity Award immediately prior to the Closing (other than terms that have been rendered inoperative by the Business Combination), including with respect to vesting and termination-related provisions, as adjusted by the Base Exchange Ratio. In addition, at the Effective Time, each holder of a Legacy OmniAb Equity Award was issued a number of Earnout Shares equal to the product of the number of shares of Legacy OmniAb common stock subject to the Legacy OmniAb Equity Award multiplied by the Earnout Exchange Ratio (the “OmniAb Earnout Shares”), with 50% of such OmniAb Earnout Shares vesting upon our achievement of a post-transaction volume-weighted average price (“VWAP”) of $12.50 per share of our common stock for any 20 trading days over a consecutive 30 trading-day period, and the remainder vesting upon achievement of a post-transaction VWAP of $15.00 per share of our common stock for any 20 trading days over a consecutive 30 trading-day period, in each case provided such vesting occurs during the five-year period following the consummation of the Business Combination.

Following the foregoing adjustments, in the case of Ligand equity awards that were converted into both adjusted Ligand equity awards and Legacy OmniAb Equity Awards (or, following the Closing, OmniAb Equity Awards), continued employment with or service to Ligand or its affiliates is treated as employment or other continued service with OmniAb and its affiliates with respect to OmniAb Equity Awards held by Ligand service providers, and continued employment with or other service to OmniAb and its affiliates is treated as employment or other continued service with Ligand and its affiliates with respect to Ligand equity awards held by OmniAb service providers.

Notwithstanding the foregoing, with respect to any unvested OmniAb Equity Award or unvested Ligand equity award granted or adjusted, as applicable, in connection with the Business Combination, if the original Ligand equity award was subject to accelerated vesting provisions in connection with a termination of service with Ligand and/or a “change in control” (as defined in the applicable award agreements or equity plan) of Ligand, then the OmniAb Equity Award or Ligand equity award, as applicable, is subject to the same acceleration provisions in connection with the holder’s termination of service with his or her post-spin employer, as applicable, and/or change in control of such entity. In addition, any unvested OmniAb Equity Award granted to a Ligand service provider in connection with the Business Combination will vest in full upon a change in control of our company, and any unvested Ligand equity award held by an OmniAb service provider that is adjusted in connection with the Business Combination will vest in full upon a change in control of Ligand. Additionally, if our board of directors or the Ligand Board, as applicable, determines to accelerate in full the vesting of all of such entity’s equity awards that are held by its current and former service providers, then such board of directors shall also accelerate in full the vesting of all of its equity awards that are held by current and former service providers of the other entities, as applicable.

36	OmniAb

NARRATIVE DISCLOSURE TO COMPENSATION TABLES

The adjusted OmniAb Equity Awards held by our named executive officers as of December 31, 2022 are reflected in the Outstanding Equity Awards at Fiscal Year End Table below.
SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS
Change in Control Severance Agreements

Effective upon the Closing, we entered into a change in control severance agreement with each of Messrs. Foehr, Gustafson and Berkman. Under the terms of the change in control severance agreements, in the event an executive officer’s employment is terminated by us without cause or he resigns for good reason within 24 months following a change in control of our company, he will be eligible to receive a severance benefit equal to:

•one times the annual rate of base salary in effect for such officer at the time of involuntary termination; plus
•one times the greater of: (a) the maximum target bonus for the fiscal year in which the termination occurs; or (b) the maximum target bonus for the fiscal year in which the change in control occurs, if different; plus
•twelve multiplied by the monthly premium the executive would be required to pay for continued health coverage for himself and his eligible dependents.

The foregoing severance amount will be payable in a lump sum following the officer’s termination of employment, subject to the officer’s execution of a general release of claims acceptable to us.

The change in control severance agreements also provide that all of an executive officer’s outstanding stock awards, the vesting of which are solely time-based and not subject to the satisfaction of performance conditions, will vest in the event of such a termination. In addition, the post-termination exercise period of an executive officer’s stock options will be extended from three months to the date that is nine months following the date of termination (but in no event beyond the original expiration date of such options).

For purposes of the change in control severance agreements, an involuntary termination is either a termination of the named executive officer’s employment by us without cause or his resignation for good reason. “Cause” is generally defined as an officer’s conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof, an officer’s willful and material breach of any obligation or duty under the employment agreement, any confidentiality and proprietary rights agreement or any written employment or other written policies that have previously been furnished to the officer, which breach is not cured within 30 days after written notice thereof is received by the officer, if such breach is capable of cure, the officer’s gross negligence or willful misconduct, including without limitation, fraud, dishonesty or embezzlement, in the performance of his duties, or the officer’s continuing failure or refusal to perform his assigned duties or to comply with reasonable directives of the board of directors that are consistent with the officer’s job duties (which directives are not in conflict with applicable law), which failure is not cured within 30 days after written notice thereof is received by the officer.

For purposes of the change in control severance agreements, “good reason” is generally defined as a material diminution in the officer’s authority, duties or responsibilities, a material diminution in the officer’s base compensation, a material change in the geographic location at which the officer must perform his duties, or any other action or inaction that constitutes a material breach by us or any successor or affiliate of its obligations to the officer under the employment agreement. An officer must provide written notice to us of the occurrence of any of the foregoing events or conditions without his written consent within 90 days of the occurrence of such event. We will have a period of 30 days to cure such event or condition after receipt of written notice of such event from the officer. Any voluntary termination of an officer’s employment for “good reason” must occur no later than the date that is six months following the initial occurrence of one of the foregoing events or conditions.

For purposes of the change in control severance agreements, a “change in control” has generally the same definition as given to such term under the 2022 Plan.

2023 PROXY STATEMENT	37

NARRATIVE DISCLOSURE TO COMPENSATION TABLES

Severance Plan

Effective upon the Closing, the Human Capital Management and Compensation Committee of our board of directors adopted the OmniAb, Inc. Severance Plan, or the Severance Plan, to provide severance payments to our employees and the employees of our subsidiaries upon an involuntary termination of employment without cause. Our executive officers are each eligible to participate in the Severance Plan, provided that he or she is not subject to disciplinary action or a formal performance improvement plan at the time of termination. However, if, as a result of his or her involuntary termination by us without “cause,” the executive officer would be eligible to receive severance under any individual change in control severance agreement, employment agreement or other arrangement providing severance benefits, as approved by our board of directors or a committee thereof, the executive officer will not be eligible for benefits under the Severance Plan.

Under the terms of the Severance Plan, participants will be eligible to receive (1) a lump sum payment in cash for his or her fully earned but unpaid base salary and accrued but unused vacation through the date of termination, (2) an amount equal to his or her base salary for the severance period, which period will be equal to (a) two months plus (b) one week for each year of service as of the date of termination and (c) continued health coverage at the same cost as was in effect for the participant at the date of termination throughout such severance period, provided that such participant elects continued coverage under COBRA. The foregoing cash severance benefit will be payable in a lump sum following the participant’s termination of employment, subject to the participant’s execution of a general release of claims acceptable to us.

For purposes of the Severance Plan, “cause” is generally defined as an executive officer’s conviction of (or entry of a plea of no contest to) any felony or any other criminal act, an officer’s commission of any act of fraud or embezzlement, an executive officer’s unauthorized use or disclosure of our confidential or proprietary information or trade secrets, an executive officer’s commission of any material violation of our policies, or an executive officer’s commission of any other intentional misconduct which adversely affects our business or affairs in a material manner.
OTHER ELEMENTS OF COMPENSATION AND PERQUISITES
Health and Welfare Benefits

Prior to the Business Combination, our named executive officers were eligible for the same benefits and perquisites offered by Ligand to its employees.

Each named executive officer and his spouse and children was eligible for such health, dental and vision insurance coverage as Ligand made available to its other executives of the same level of employment. Ligand paid a portion of the premiums for this insurance for all employees.

Our named executive officers were also eligible for such disability and/or life insurance as Ligand made available to its other employees of the same level of employment. Ligand paid the premiums for this life insurance coverage for the named executive officers.

Our benefits programs are generally similar to those of Ligand immediately prior to completion of the Business Combination. Our Human Capital Management and Compensation Committee will review these programs and benefits and may make changes to align them with our business needs and strategic priorities.
Defined Contribution Plan

Ligand and its designated affiliates offer the Ligand Section 401(k) Savings/Retirement Plan (the Ligand 401(k) Plan), a tax-qualified retirement plan, to eligible employees. The Ligand 401(k) Plan permits eligible employees to defer from 1% to 90% of their annual eligible compensation, subject to certain limitations imposed by the Internal Revenue Code. The employees’ elective deferrals are immediately vested and non-forfeitable in the

38	OmniAb

NARRATIVE DISCLOSURE TO COMPENSATION TABLES

Ligand 401(k) Plan. Ligand also made matching contributions to the Ligand 401(k) Plan. In 2022, the match was equal to 50% with respect to the first $12,000 contributed by an employee up to an annual maximum of $6,000 per employee per year.

Until December 1, 2022, our employees continued to participate in Ligand’s 401(k) Plan. Effective December 1, 2022, our eligible employees participated in our 401(k) plan (the OmniAb 401(k) Plan). The OmniAb 401(k) Plan permits eligible employees to defer from 1% to 90% of their annual eligible compensation, subject to certain limitations imposed by the Internal Revenue Code. The employees’ elective deferrals are immediately vested and non-forfeitable in the OmniAb 401(k) Plan. OmniAb also makes matching contributions to the OmniAb 401(k) Plan. In 2022, the match was the same as the match under the Ligand 401(k) Plan. Commencing in 2023, the match under the OmniAb 401(k) Plan is equal to 50% with respect to the first $14,000 contributed by an employee up to an annual maximum of $7,000 per employee per year.
Limited Perquisites and Other Benefits

Prior to the Business Combination, Ligand made available certain other perquisites or fringe benefits to our named executive officers and other employees, such as tuition reimbursement, professional society dues and food and recreational fees incidental to official company functions, including board meetings. Following the Business Combination, we generally provide the same perquisites and fringe benefits. The aggregate of these other benefits was less than $10,000 for each of our named executive officers in the last fiscal year.
No Tax Gross-Ups

Neither we nor Ligand has made gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by Ligand or us.
Clawback Policy
While our Chief Executive Officer and Chief Financial Officer are subject to any recovery rights that are provided under applicable laws, including the Sarbanes-Oxley Act of 2002, we have not yet adopted a compensation recovery policy as required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”). We are reviewing the final clawback rule adopted by the SEC that implements the applicable provisions of the Dodd-Frank Act and the Nasdaq’s related proposed listing standard, in each case relating to recoupment of incentive-based compensation. The Company will implement its clawback policy in accordance with the new listing standard when the new listing standard becomes final.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on all OmniAb stock and option awards held by our named executive officers as of December 31, 2022, including OmniAb Equity Awards issued upon the adjustment of outstanding Ligand equity awards held by our named executive officers in connection with the Business Combination. The share numbers and exercise prices of the OmniAb Equity Awards reflected in the table below have been

2023 PROXY STATEMENT	39

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

adjusted to reflect the adjustment of such awards pursuant to the Business Combination. See “Treatment of Outstanding Equity Awards at the Time of the Business Combination above for a description of the adjustment of outstanding Ligand equity awards in connection with the Business Combination.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Matthew W. Foehr	270,595	—	8.54	2/11/2024	—		—	—		—
	172,768	—	6.46	2/10/2025	—		—	—		—
	111,038	—	9.84	2/11/2026	—		—	—		—
	104,231	—	11.52	2/24/2027	—		—	—		—
	86,790	—	18.24	3/2/2028	—		—	—		—
	140,231	6,094	13.54	2/11/2029	—		—	—		—
	100,706	41,462	10.98	2/13/2030	—		—	—		—
	25,776	30,457	20.36	2/3/2031	—		—	—		—
	62,150	236,161	10.41	5/5/2032	—		—	—		—
	—	298,311	3.68	12/7/2032	—		—	—		—
	—	—	—	—	146,456	(4)	527,242	—		—
	—	—	—	—	—		—	48,678	(5)	175,241
Kurt A. Gustafson	58,131	290,629	12.39	4/8/2032	—		—	—		—
	—	697,520	3.68	12/7/2032	—		—	—		—
	—	—	—	—	69,752	(6)	251,107	—		—
	—	—	—	—	—		—	17,438	(5)	62,777
Charles S. Berkman	8,339	—	6.46	2/10/2025	—		—	—		—
	17,778	—	9.84	2/11/2026	—		—	—		—
	29,237	—	11.52	2/24/2027	—		—	—		—
	39,777	—	18.24	3/2/2028	—		—	—		—
	60,100	2,610	13.54	2/11/2029	—		—	—		—
	52,219	21,497	10.98	2/13/2030	—		—	—		—
	13,649	16,123	20.36	2/3/2031	—		—	—		—
	36,561	138,916	10.41	5/5/2032	—		—	—		—
	—	175,477	3.68	12/7/2032	—		—	—		—
	—	—	—	—	82,084	(7)	295,502	—		—
	—	—	—	—	—		—	28,633	(5)	103,079
(1)Each option grant to the named executive officers has a ten year term from the date of grant. Except as described below, each option vests 12.5% after six months from grant and the remainder in 42 equal monthly installments. The option granted to Mr. Gustafson on April 8, 2022 vested as to 12.5% of the award on October 8, 2022 and the remainder in 42 equal monthly installments thereafter.
(2)Except as described below, the RSU awards granted to the named executive officers vest over a three year period in equal installments on February 15 of the first three calendar years following the year in which the date of grant occurs. The RSU awards granted to Mr. Gustafson on April 1, 2022 vest over a three year period in equal installments on each of the first three anniversaries of Mr. Gustafson’s commencement of employment on March 21, 2022.
(3)Computed by multiplying the closing market price of our common stock on December 30, 2022, the last trading day of 2022, of $3.60, by the number of shares of common stock subject to such award.
(4)The table above reflects the remaining unvested RSUs from the following grants of RSUs to Mr. Foehr, which vest in equal installments over a three year period from the date of grant: 12,078 unvested RSUs granted on February 13, 2020, 21,540 unvested RSUs granted on February 3, 2021, 79,665 unvested RSUs granted on June 10, 2022 and 33,173 unvested RSUs that represent PSUs originally granted by Ligand on February 3, 2021 that were converted into time-based RSUs in connection with the Business Combination.
(5)Represents the “target” number of PSUs granted to the named executive officers in 2022 that remained outstanding as of December 31, 2022. The PSUs granted in 2022 were eligible to vest based on two equally weighted components: one subject to the calendar quarter during which the completion of the Business Combination occurred (up to a maximum of 125% of the target PSUs tied to this objective) and one subject to the achievement of certain combined TSR goals of Ligand and OmniAb relative to the Nasdaq Biotechnology Index during a period of approximately two years following the Closing of the Business Combination (up to a maximum of 200% of the target PSUs tied to this objective). Threshold performance levels, below which no vesting would have been

40	OmniAb

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

awarded, were also established for each performance objective. Upon the closing of the Business Combination on November 1, 2022, our named executive officers vested in the portion of these PSUs tied to that performance metric at a 100% achievement level. The actual number of units that vested and issued in connection with the Business Combination with respect to the portion of the 2022 PSUs tied to the completion of the Business Combination was 5,584 for Mr. Foehr, 2,000 for Mr. Gustafson and 3,285 for Mr. Berkman.
(6)The table above reflects the remaining unvested RSUs from the following grant of RSUs to Mr. Gustafson, which vests in equal installments over a three year period: 69,752 unvested RSUs granted on April 1, 2022.
(7)The table above reflects the remaining unvested RSUs from the following grants of RSUs to Mr. Berkman, which vest in equal installments over a three year period: 6,262 unvested RSUs granted on February 13, 2020, 11,402 unvested RSUs granted on February 3, 2021, 46,864 unvested RSUs granted on June 10, 2022 and 17,556 unvested RSUs that represent PSUs originally granted by Ligand on February 3, 2021 that were converted into time-based RSUs in connection with the Business Combination.

2023 PROXY STATEMENT	41

Director Compensation

In connection with the Business Combination, we adopted a non-employee director compensation policy, as amended and restated effective February 3, 2023. The material terms of the non-employee director compensation policy are summarized below.
Cash Compensation

Under our non-employee director compensation policy, each director will be eligible to receive an annual retainer of $50,000. No meeting fees will be paid. In addition, the chair of our board of directors will receive an additional annual retainer of $30,000. Non-employee directors also receive additional annual retainers for service on committees of our board of directors, as provided in the table below. Directors may elect to receive their retainers in cash or vested shares of our common stock, which shares will be issued under the 2022 Plan.

Non-employee members of the board will also be reimbursed for expenses incurred in connection with such service.

Service	Annual Retainer (Chair)	Annual Retainer (Member)
Audit Committee	$20,000	$10,000
Human Capital Management and Compensation Committee	$15,000	$7,500
Science and Technology Committee	$15,000	$7,500
Nominating and Corporate Governance Committee	$10,000	$5,000
Equity Compensation

Pursuant to our non-employee director compensation policy, Dr. Bertozzi and Mr. Tamaroff, who did not previously serve on the Ligand board of directors, received an initial grant of stock options and RSUs under the 2022 Plan at the time of the closing of the Business Combination, as described below. Our non-employee directors who previously served on the Ligand board of directors did not receive an initial award in connection with the Closing of the Business Combination. Following the Closing, new non-employee directors will receive initial awards effective on the date on which the individual first becomes a non-employee director. In addition, on the date of each annual meeting of our stockholders following the Closing of the Business Combination, each non-employee director will receive an annual grant of stock options and RSUs under the 2022 Plan. Our non-employee directors may receive additional awards from time to time as determined by our board of directors. The equity compensation to be provided to our non-employee directors automatically pursuant to the non-employee director compensation policy is provided in the table below.

	Target Value of RSU Award(1)	Target Value of Option Award(2)	Total Target Value of Award
Initial Grant	$145,000	$280,000	$425,000
Annual Grant	$85,000	$175,000	$260,000

(1)Except as described below with respect to the initial awards to Dr. Bertozzi and Mr. Tamaroff, the actual number of RSUs to be awarded is calculated by dividing (a) the target grant value of the RSU award, by (b) the average closing price per share of our common stock on the Nasdaq Stock Market (or such other established stock exchange or national quotation system on which the stock is quoted) for the 60-calendar day period prior to the date of grant.

42	OmniAb

DIRECTOR COMPENSATION

(2)Except as described below with respect to the initial awards to Dr. Bertozzi and Mr. Tamaroff, the actual number of options to be awarded is calculated using the Black-Scholes option pricing model (utilizing the same assumptions that we utilize in the preparation of our financial statements) and the same average closing price per share of the Company’s common stock as described in (b) above.

The exercise price of options granted to non-employee directors will be equal to the fair market value of our common stock on the Nasdaq Stock Market (or such other established stock exchange or national quotation system on which the stock is quoted) on the effective date of grant. The initial awards granted pursuant to the non-employee director compensation policy vest in three equal annual installments on each of the first three anniversaries following the date on which the director commences service on the board. The annual awards granted pursuant to the non-employee director compensation policy vest in full on the earlier of (1) the date of the annual meeting of stockholders following the grant date, and (2) on the first anniversary of the date of grant. In addition, all awards will vest in full in the event of a change in control, as defined under the 2022 Plan. A non-employee director is able to exercise his or her stock options that were vested at the time of his or her cessation of board service until the first to occur of (1) the third anniversary of the date of his or her cessation of board service, or (2) the original expiration date of the term of such stock options.

At the time of the Closing of the Business Combination, we approved equity awards to Dr. Bertozzi and Mr. Tamaroff with an aggregate grant date fair value of $425,000 (comprised of a stock option having a value of $280,000 and a RSU award having a value of $145,000), in accordance with the terms of our non-employee director compensation policy. The foregoing value for the RSU award was converted into a number of RSUs based on the average closing price per share of our common stock on the Nasdaq Stock Market (or such other established stock exchange or national quotation system on which the stock is quoted) for the period from November 2, 2022 through and including November 30, 2022. The foregoing value for the option award was converted into a number options based on the Black-Scholes value of a share of our common stock on the grant date (using the foregoing average closing price per share of our common stock as the stock price input for such calculation). The grant date of the RSUs was January 3, 2023, the date on which the Company’s Form S-8 Registration Statement filed with respect to the 2022 Plan became effective, and the grant date of the options was December 1, 2022. The options and RSUs will vest as described above for initial awards.
Non-Employee Director Ownership Guidelines

Our non-employee director compensation policy contains ownership guidelines so that members of the board are required to own shares with a value of at least three times the then-current annual retainer after they have completed five years of board service. As of the date of this proxy statement, all of our non-employee directors were in compliance with these guidelines or had additional time within which to come into compliance. Our non-employee directors were elected to our board of directors in November 2022 and have until November 2027 to meet the stock ownership requirements.

2023 PROXY STATEMENT	43

DIRECTOR COMPENSATION

Director Compensation Table

The following table provides information related to the compensation of each of our non-employee directors for fiscal 2022. Matthew Foehr, our only employee director, receives no compensation for his service as a member of the board. Mr. Foehr’s compensation is described under “Executive Compensation” above.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Wendel Barr(2)	—	—	—
Carolyn R. Bertozzi, Ph.D.(3)	9,167	344,840	354,007
Sarah Boyce(3)	10,833	—	10,833
David Burgstahler(2)	—	—	—
Jennifer Cochran, Ph.D.(3)	11,667	—	11,667
Thompson Dean(2)	—	—	—
Charles Harwood(2)	—	—	—
John Higgins(3)	14,583	—	14,583
William E. Klitgaard(2)	—	—	—
Sunil Patel(3)	12,917	—	12,917
Joshua Tamaroff(3)	10,833	344,840	355,673
Lale White(2)	—	—	—
(1)Reflects the grant date fair value for option awards granted by us in 2022 calculated in accordance with Topic 718. See the table below for details as to the assumptions used by us to calculate the value of option awards granted to Dr. Bertozzi and Mr. Tamaroff by us following the Business Combination in December 2022. The fair value of each option was estimated by us on the date of grant using the Black Scholes option pricing model with the following weighted-average assumptions.

December 7, 2022
Risk-free interest rate	3.7%
Dividend yield	—
Expected volatility	49.8%
Expected term (years)	6.0

(2)Ceased serving on the board at the time of the consummation of the Business Combination and did not receive any compensation from us during 2022.
(3)Elected in November 2022 in connection with the consummation of the Business Combination.

44	OmniAb

DIRECTOR COMPENSATION

As of December 31, 2022, our non-employee directors listed in the table above held outstanding stock awards and options as follows:

Name	Number of Shares Underlying Restricted Stock Units	Number of Shares Underlying Outstanding Stock Options
Wendell Barr	—	—
Carolyn R. Bertozzi, Ph.D.	—	200,000
Sarah Boyce	8,753	85,015
David Burgstahler	—	—
Jennifer Cochran, Ph.D.	12,545	57,138
Thompson Dean	—	—
Charles Harwood	—	—
John Higgins	126,754	1,910,309
William E. Klitgaard	—	—
Sunil Patel	8,753	136,866
Joshua Tamaroff	—	200,000
Lale White	—	—

2023 PROXY STATEMENT	45

Equity Compensation Plan Information

The following table summarizes securities available under our equity compensation plans as of December 31, 2022.

	(A) Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)	(B) Weighted-Average Exercise Price of Outstanding Options, Warrants and Right(3)	(C) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (A))(4)
Equity compensation plans approved by security holders(1)	19,341,374	$9.32	12,590,279
Equity compensation plans not approved by security holders	—	$—	—
Total Equity Incentive Plans	19,341,374		12,590,279
(1)The material features of our equity incentive plans are more fully described in Notes 10 and 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 30, 2023.
(2)Includes shares subject to outstanding options, RSUs and PRSUs (at target) granted under our equity compensation plans.
(3)The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding stock options and does not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs and PRSUs, which have no exercise price.
(4)Represents 1,758,109 shares available for issuance under the 2022 Employee Stock Purchase Plan as of December 31, 2022 (all of which were eligible to be purchased during the offering period in effect on such date) and 10,832,170 shares available for future issuance under our 2022 Incentive Award Plan as of December 31, 2022.

46	OmniAb

Certain Relationships and Related Party Transactions

The following is a description of transactions since our inception on February 5, 2021 to which we have been a party, in which the amount involved exceeds $120,000 or, if less, one percent of the average of our total assets amounts at year end for the last two completed fiscal years), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.” We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unaffiliated third parties.
DIRECTOR AND OFFICER INDEMNIFICATION
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.
Avista Public Acquisition Corp. II
Founder Shares
On February 12, 2021, the Sponsor paid an aggregate of $25,000, or approximately $0.004 per share, to cover certain APAC expenses in consideration of 5,750,000 APAC Class B ordinary shares, par value $0.0001 (“Class B Ordinary Shares”). The number of APAC Class B Ordinary Shares issued was determined based on the expectation that such APAC Class B Ordinary Shares would represent 20% of the outstanding shares upon completion of APAC’s initial public offering (the “IPO”). Prior to the closing of the IPO, the Sponsor transferred 35,000 APAC Class B Ordinary Shares to each of William E. Klitgaard, Lâle White and Wendel Barr, each of whom served on the APAC board of directors. In connection with the Business Combination, all then-outstanding APAC Class B Ordinary Shares were automatically exchanged, on a one-for-one basis, into shares of our common stock.
Private Placement Warrants
On August 12, 2021, simultaneously with the closing of the IPO, APAC completed the sale to the Sponsor of an aggregate of 8,233,333 warrants (the “Private Placement Warrants”) for a purchase price of $1.50 per whole warrant for an aggregate of $12,350,000. Each Private Placement Warrant entitles the holder to purchase one share of common stock at $11.50 per share. The Private Placement Warrants have terms and provisions that are identical to those issued in connection with the closing of the IPO (the “Public Warrants”), except that (a) subject to certain exceptions, the Private Placement Warrants are not transferable, assignable or saleable until 30 days after the completion of the Business Combination, (b) the Private Placement Warrants are exercisable on a cashless basis and are non-redeemable so long as they are held by the initial purchasers or their permitted

2023 PROXY STATEMENT	47

EQUITY COMPENSATION PLAN INFORMATION

transferees and (c) the Sponsor is entitled to registration rights in respect of the Private Placement Warrants. The Private Placement Warrants are redeemable by us in all redemption scenarios and exercisable by the holders on the same basis as the Public Warrants described above.
Original Sponsor Insider Letter Agreements
On August 9, 2021, APAC entered into the sponsor insider letter agreements with certain insiders of APAC (the “Insiders”), pursuant to which, among other things, the Insiders agreed to vote any APAC securities held by them to approve a proposed business combination (including any proposals recommended by the APAC board of directors in connection with such business combination and not to redeem any APAC shares held by them in connection with such shareholder approval in order to induce APAC and the underwriters in the IPO to enter into an underwriting agreement and to proceed with the IPO.
Sponsor Insider Agreement
On March 23, 2022, in connection with the execution of the Merger Agreement, OmniAb, the Sponsor, APAC and the Insiders entered into sponsor insider agreements (the “Sponsor Insider Agreement”), pursuant to which, among other things, the Insiders agreed to vote any APAC securities held by them to approve the Business Combination and the other APAC shareholder matters required pursuant to the Merger Agreement, and not to seek redemption of any of their APAC securities in connection with the consummation of the Business Combination. Pursuant to the Sponsor Insider Agreement, the Sponsor also agreed to subject up to all 1,916,667 earnout shares issued in the IPO (the “Sponsor Earnout Shares”) to forfeiture if applicable triggering events have not occurred with respect to such Sponsor Earnout Shares during the period from the date of the closing of the Business Combination (the “Closing”) to and including the fifth anniversary of the date of the Closing.
The Sponsor Insider Agreement also provides, among other things, that the holders of the Sponsor Earnout Shares may not transfer their Sponsor Earnout Shares until the date in which vesting has occurred, other than in a distribution made by the Sponsor to its members in accordance with the Cayman governance documents of APAC and the A&R Registration Rights Agreement (as defined below).
The Sponsor Insider Agreement will terminate upon the vesting in full of all Sponsor Earnout Shares.
Related Party Loans
In order to finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor, or certain of APAC’s officers and directors could, but were not obligated, to loan APAC funds as may be required (“Working Capital Loans”).
On February 12, 2021, APAC and the Sponsor entered into promissory notes pursuant to which the Sponsor agreed to loan up to an aggregate of $300,000 to APAC for working capital purposes (the “First Promissory Note”). The Sponsor paid certain offering costs totaling $55,725, which was included in the outstanding balance of the promissory note as of March 22, 2021. On June 23, 2021, APAC borrowed $119,275 under a Working Capital Loan.
On August 12, 2021, APAC repaid the outstanding balance under the promissory note of $175,000. On March 14, 2022, APAC entered into a promissory note with the Sponsor (the “Second Promissory Note”) pursuant to which APAC could borrow up to an aggregate of $750,000. The loan under the Second Promissory Note was non-interest bearing and payable upon the completion of the Business Combination. As of September 30, 2022, the outstanding balance on the promissory note was $750,000. The outstanding balance under the promissory note was paid in full in connection with the Closing out of the proceeds of the trust account released to APAC.
Administrative Services Agreement
From August 9, 2021 until the completion of the Business Combination, APAC was party to an administrative services agreement pursuant to which APAC paid an affiliate of the Sponsor a total of $10,000 per month for

48	OmniAb

EQUITY COMPENSATION PLAN INFORMATION

administrative, financial and support services. For the three and nine months ended September 30, 2022, APAC incurred $30,000 and $90,000 of administrative expenses respectively, and accrued $86,129 of administrative expenses as of September 30, 2022. For the period from February 5, 2021 (inception) through December 31, 2021, APAC incurred $46,129 of administrative services under this arrangement.
Registration Rights and Board Designation Rights
In connection with the closing of the Business Combination, the Company, the Sponsor and the other parties thereto entered into an Amended and Restated Registration Rights Agreement, dated as of November 1, 2022 (the “A&R Registration Rights Agreement”) which amended and restated APAC’s original registration rights agreement in its entirety. The holders of our common stock and the Private Placement Warrants are entitled to shelf registration rights pursuant to the A&R Registration Rights Agreement requiring the Company to use commercially reasonable efforts to, within thirty (30) days after the Closing, file a registration statement on Form S-1 to permit the public resale of all of the Registrable Securities (as defined in the A&R Registration Rights Agreement) held by the holders from time to time as permitted by Rule 415 under the Securities Act. In addition, the holders have certain customary “piggy back” registration rights with respect to registration statements filed subsequent to the completion of a business combination.
In addition, the A&R Registration Rights Agreement provides that the Sponsor has the right to designate one (1) individual to our board of directors, and that such right will terminate upon the later of (i) such time as the Sponsor ceases to beneficially own at least ten percent (10%) of our outstanding voting stock and (ii) subject to compliance with the rules of Nasdaq, the third anniversary of the date of the Merger Agreement, or March 23, 2025. Moreover, any individual nominated by the Sponsor requires the consent of our board of directors, subject to certain exceptions. Mr. Tamaroff was designated as a member of our board of directors by the Sponsor pursuant to A&R Registration Rights Agreement.
In connection with the entry into the A&R Registration Rights Agreement, APAC's original registration rights agreement was terminated, and replaced with the A&R Registration Rights Agreement.
Forward Purchase Agreement
On August 9, 2021, APAC entered into a forward purchase agreement with Sponsor (the "Forward Purchase Agreement"). Pursuant to the Forward Purchase Agreement, the Sponsor agreed to purchase 10,000,000 Class A ordinary shares, par value $0.0001 ("APAC Class A Ordinary Shares"), plus an aggregate of 3,333,333 redeemable warrants to purchase one APAC Class A Ordinary Share at $11.50 per share, for an aggregate purchase price of $100,000,000, or $10.00 per APAC Class A Ordinary Shares, in a private placement to occur concurrently with the closing of APAC’s initial business combination. On March 23, 2022, the Forward Purchase Agreement was amended and restated in its entirety by the Amended and Restated Forward Purchase Agreement, by and among APAC, Sponsor and OmniAb, dated as of March 23, 2022 (the "A&R FPA") in connection with the pending Business Combination. Pursuant to the A&R FPA, APAC agreed to issue and sell to the Sponsor 1,500,000 shares of common stock and warrants to acquire 1,666,667 shares of common stock for an aggregate purchase price of $15,000,000, with such purchases consummated in connection with the Business Combination. In addition to the purchase of such securities, the Sponsor purchased an additional 8,672,934 shares of common stock and an additional 1,445,489 Private Placement Warrants, for an aggregate additional purchase price of $86,729,340, in order to backstop shareholder redemptions which would have otherwise resulted in cash proceeds available to the combined company following the Business Combination from APAC’s trust account to be less than $100,000,000 as of immediately prior to the Closing.
OmniAb
Agreements with Ligand
In connection with the Business Combination, OmniAb entered into various agreements to effect OmniAb's spin-off from Ligand and provide a framework for OmniAb’s relationship with Ligand after the Separation, including

2023 PROXY STATEMENT	49

EQUITY COMPENSATION PLAN INFORMATION

the Separation Agreement, two Transition Services Agreements, an Employee Matters Agreement and a Tax Matters Agreement (each, as described below). These agreements provide for the allocation between OmniAb and Ligand of Ligand’s assets, employees, liabilities and obligations (including its property and employee benefits and tax-related assets and liabilities) attributable to periods prior to, at and after OmniAb’s separation from Ligand and govern certain relationships between OmniAb and Ligand after the Separation.
The following summaries of each of the agreements listed above are qualified in their entireties by reference to the full text of the applicable agreements which are filed as exhibits to our annual report on Form 10-K filed on March 30, 2023.
Separation Agreement
On March 23, 2022, in connection with the execution of the Merger Agreement, Ligand, Legacy OmniAb and APAC entered into the Separation Agreement which sets forth the principal actions taken in connection with the Separation. The Separation Agreement identifies assets to be transferred, liabilities to be assumed and contracts to be assigned to each of Ligand and Legacy OmniAb as part of the internal reorganization described therein and requires the Ligand Contribution to be made to Legacy OmniAb. The Separation Agreement also sets forth other agreements that govern certain aspects of the Company’s and Legacy OmniAb’s relationship with Ligand following the Business Combination. On the closing date of the Business Combination, pursuant to the Separation Agreement, Legacy OmniAb issued additional shares of our common stock to Ligand. Ligand then distributed on a pro rata basis all of the outstanding shares of common stock to the holders of Ligand common stock as of the record date set for the Business Combination by delivering to the distribution agent a book-entry authorization representing the shares of common stock being distributed for the account of Ligand’s stockholders. The distribution agent held such book-entry shares for the account of Legacy OmniAb’s stockholders (as of immediately after consummation of the Business Combination).
Transition Services Agreements
In connection with the Business Combination, Legacy OmniAb and Ligand entered into two Transition Services Agreements pursuant to which Ligand and its affiliates and Legacy OmniAb and its affiliates provide to each other various non-scientific and non-technical services set forth in the applicable Transition Services Agreement, which services are of the type that Legacy OmniAb and Ligand provided to, and received from, each other prior to the Business Combination. Ligand provides services relating to information technology, facilities, accounting and finance, business development, investor relations, human resources, and other corporate and administrative functions, and Legacy OmniAb provides services relating to corporate functions, legal administration, and other administrative functions. The fees for each of the transition services are set forth in the applicable Transition Services Agreement as a flat monthly fee, and the receiving party reimburses the providing party for all reasonable out-of-pocket costs and expenses that the providing party incurs in connection with providing the transition services.
Each of the Transition Services Agreements will terminate on the expiration of the term of the last service provided under it, unless earlier terminated by the receiving party with prior written notice, by either party in the event of an uncured material breach by the other party or its applicable affiliates, upon bankruptcy or insolvency of the other party, or by mutual agreement of the parties. The transition services are generally expected to last up to one year and the receiving party for a particular service may terminate such service prior to the scheduled expiration date with prior written notice.
Tax Matters Agreement
Prior to the Business Combination, the Company, Legacy OmniAb, and Ligand entered into the Tax Matters Agreement that governs each party’s respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and certain other matters regarding taxes.
In general, we will be liable for all U.S. federal, state, local and foreign taxes (and any related interest, penalties or audit adjustments) that are (i) imposed with respect to tax returns that include both Legacy OmniAb and Ligand, to the extent such taxes are attributable to Legacy OmniAb or the OmniAb Business (as defined in the Tax Matters Agreement), or (ii) imposed with respect to tax returns that include the Company or Legacy OmniAb but not Ligand, in each case, for tax periods (or portions thereof) beginning after the Business Combination.

50	OmniAb

EQUITY COMPENSATION PLAN INFORMATION

Notwithstanding the foregoing, we may be liable for certain taxes resulting from the restructuring transactions undertaken to effectuate the Business Combination.
The Business Combination, together with certain related transactions, is intended to qualify as a reorganization under Sections 355 and 368(a)(1)(D) of the Code. Pursuant to the Tax Matters Agreement, taxes incurred by Ligand, the Company or Legacy OmniAb relating to or arising out of the failure of the intended tax treatment will generally be shared equally by Ligand, on the one hand, and us, on the other hand. If, however, such failure is attributable to certain acts or omissions by the Company or Legacy OmniAb, inaccuracies, misrepresentations or misstatements relating to the Company or Legacy OmniAb or certain events involving our stock or the assets of the OmniAb Business, we will generally bear all such taxes. Under certain circumstances, including if the failure is attributable to Ligand or an event involving Ligand’s stock or assets, Ligand will bear all such taxes.
The Tax Matters Agreement requires us to comply with the representations made in the materials submitted to legal counsel in connection with the tax opinion Ligand received regarding the intended tax treatment of the Business Combination and certain related transactions. The Tax Matters Agreement also restricts our ability to take or fail to take any action if such action or failure to act could reasonably be expected to adversely affect the intended tax treatment. In particular, in the two years following the Business Combination, we will be subject to certain restrictions, generally including being prevented from (i) entering into any transaction which could, when combined with other transactions (including the Business Combination), result in a 45% or greater change in ownership of shares of our common stock, Ligand common stock or the stock of a successor of any of the foregoing occurring as part of a plan or series of related transactions that includes the Business Combination, (ii) ceasing the active conduct of certain of our businesses, (iii) voluntarily dissolving or liquidating the Company or Legacy OmniAb and (iv) causing, permitting, or agreeing to the sale, transfer, or disposal of our assets that, in the aggregate, constitute more than 30% of our consolidated gross assets, in each case, unless we obtain a private letter ruling from the IRS, an unqualified opinion of a nationally recognized tax advisor that such action will not cause a failure of the intended tax treatment, or Ligand consents to the undertaking of such action.
Notwithstanding receipt of such ruling, opinion or consent, in the event that such action causes a failure of the intended tax treatment, we could be responsible for all taxes arising therefrom.
Our obligations under the Tax Matters Agreement are not limited in amount or subject to any cap.
Employee Matters Agreement
On March 23, 2022, in connection with the execution of the Merger Agreement, APAC, Ligand, Legacy OmniAb and Merger Sub entered into the Employee Matters Agreement, which sets forth the terms and conditions of certain employee-related matters in connection with the transaction, including allocation of benefit plan assets and liabilities between Ligand and Legacy OmniAb, treatment of incentive equity awards in the Business Combination and related covenants and commitments of the parties. On August 18, 2022, the parties entered into an Amended and Restated Employee Matters Agreement (the "A&R Employee Matters Agreement") in order to update the treatment of certain incentive equity awards in the Business Combination.
The A&R Employee Matters Agreement provides for the treatment of outstanding Ligand equity awards held by our employees upon completion of the Business Combination and the treatment of outstanding OmniAb equity awards in connection with the Business Combination and also provides for certain other incentive arrangements.
The A&R Employee Matters Agreement provides that, following the Business Combination, our employees generally continued to participate in benefit plans sponsored or maintained by Ligand until the earlier to occur of (i) January 1, 2023 or (ii) such earlier date as may be agreed among the parties. Following the respective plan transition date, our employees commenced participation in our respective benefit plans, which are expected to be generally similar to the existing Ligand benefit plans. Additionally, the A&R Employee Matters Agreement provided that APAC shall approve and adopt certain plans, effective as of the Closing of the Business Combination.
The A&R Employee Matters Agreement also sets forth the general principles relating to employee matters, including with respect to the assignment and transfer of employees, the assumption and retention of liabilities and related assets, workers’ compensation, payroll taxes, regulatory filings, the provision of comparable benefits, employee service credit, the sharing of employee information, and the duplication or acceleration of benefits.

2023 PROXY STATEMENT	51

EQUITY COMPENSATION PLAN INFORMATION

The A&R Employee Matters Agreement may be amended or modified only by a written agreement among the parties and will terminate automatically upon the termination of the Merger Agreement.
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

52	OmniAb

Other Matters

STOCKHOLDER PROPOSALS
Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2024, including any stockholder nominations for election to the board of directors, must be received by us no later than January 11, 2024, which is 120 days prior to the first anniversary of the mailing date of this proxy, in order to be included in our proxy statement and form of proxy relating to that meeting, unless the date of the 2024 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2023 annual meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by Rule 14a-8 of the Exchange Act for such proposals in order to be included in the proxy statement. In addition, our bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one-year anniversary of the date of the previous year’s annual meeting of stockholders. Therefore, to be presented at our 2024 annual meeting of stockholders, such a proposal must be received by us no earlier than March 25, 2024 and no later than February 24, 2024. However, if the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not less than 90 calendar days before, or if later, ten calendar days following the date on which public announcement of the date of the meeting is first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2024 annual meeting may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our amended and restated bylaws which also specify requirements as to the form and content of a stockholder’s notice.
In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 24, 2024, which is 60 days prior to the one-year anniversary of the date of the 2023 annual meeting.
We intend to file a proxy statement, notice of Internet availability of proxy materials and white proxy card with the SEC in connection with the solicitation of proxies for our 2024 annual meeting. Shareholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at: www.sec.gov.
ANNUAL REPORT
Any person who was a beneficial owner of our common stock on the record date may request a copy of our annual report, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of our Company at such date. Requests should be directed to OmniAb, Inc., 5980 Horton Street, Suite 600, Emeryville CA 94608, Attention: Corporate Secretary.
We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All stockholders are urged to complete, sign and return the accompanying proxy card in the enclosed envelope.

2023 PROXY STATEMENT	53

OTHER MATTERS

HOUSEHOLDING

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of proxy materials, or, where applicable, a Notice of Internet Availability of Proxy Materials, to households at which two or more stockholders reside. Each stockholder, however, still receives a separate proxy card if he or she receives paper copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our proxy statement and annual report or Notice of Internet Availability of Proxy Materials. If you would like to opt out of this practice for future mailings and receive a separate proxy statement and annual report or Notice of Internet Availability of Proxy Materials for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement or annual report or Notice of Internet Availability of Proxy Materials without charge by sending a written request to OmniAb, Inc., 5980 Horton Street, Suite 600, Emeryville, CA 94608, Attention: Corporate Secretary. We will promptly send additional copies of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials can request delivery of a single copy of the proxy statement or annual report or Notice of Internet Availability of Proxy Materials by contacting their broker, bank or other intermediary or sending a written request to OmniAb, Inc. at the address above.

By Order of the Board of Directors,

Matthew W. Foehr
President, Chief Executive Officer and Director
Emeryville, CA
May 1, 2023

54	OmniAb

Frequently Asked Questions and Other Information

2023 ANNUAL MEETING INFORMATION
Meeting Date:	June 23, 2023
Meeting Place:	5980 Horton Street, Suite 600, Emeryville, CA 94608
Meeting Time:	8:00 a.m. (Pacific)
Record Date:	April 24, 2023
VOTING MATTERS

Management Proposals		Board Vote Recommendation	See Page Number for More Detail
PROPOSAL NO. 1	Election of Class I directors	FOR EACH NOMINEE	4

PROPOSAL NO. 2	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR	20
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
WHAT AM I VOTING ON?
There are two proposals scheduled for a vote:
Proposal 1: To elect two (2) Class I directors:
•Matthew W. Foehr, and
•Jennifer Cochran, Ph.D.
Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023.
WHO CAN VOTE AT THE MEETING?
Only stockholders who owned our common stock on April 24, 2023 are entitled to vote at the Annual Meeting. On this record date, there were 115,599,732 shares of our common stock outstanding. Common stock is our only class of stock entitled to vote.
HOW MANY VOTES DO I HAVE?
Each share of our common stock that you own as of April 24, 2023 entitles you to one vote.

2023 PROXY STATEMENT	55

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION

WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?
In accordance with SEC rules, and in order to expedite our stockholders’ receipt of proxy materials, lower our costs and reduce the environmental impact of the Annual Meeting, we are making our proxy materials available to stockholders primarily over the internet. As a result, we are mailing a Notice of Internet Availability of Proxy Materials (“Notice”) to our stockholders instead of a paper copy of the full set of proxy materials. As explained in the Notice, you can view our proxy materials and vote online by visiting www.envisionreports.com/OABI and having available the control number contained in your Notice. If you received a Notice, you will not receive a printed copy of the proxy materials unless you request one by following the instructions provided in the Notice. Should you request it, a printed set of proxy materials will be provided free of charge. Requests for a printed set of proxy materials should be made before June 13, 2023 to facilitate timely delivery.
HOW DO I ATTEND THE ANNUAL MEETING?
Stockholders of record as of April 24, 2023 will be able to attend and participate in the Annual Meeting which will be held at OmniAb's corporate headquarters at 5980 Horton Street, Suite 600, Emeryville, CA 94608.
Even if you plan to attend the Annual Meeting in person, we recommend that you also vote by proxy as described herein so that your vote will be counted if you subsequently decide not to attend the Annual Meeting.
HOW DO I VOTE BY PROXY?
With respect to the election of directors, shareholders may (a) vote “For” each of the nominees; (b) vote “Against” each of the nominees; or (c) abstain from voting on the election of one or more of the nominees. With respect to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting.
The manner in which your shares may be voted depends on how your shares are held.
Stockholders of Record: Shares Registered in Your Name
If you are a stockholder of record (i.e. you hold shares directly in your name), there are several ways for you to vote your shares. Whether or not you expect to attend the Annual Meeting, we urge you to vote by proxy in advance of the meeting to ensure that your vote is counted.

During the Meeting: You may vote your shares in person	Via the Internet Before the Meeting at: www.envisionreports.com/OABI	Call Toll-Free: 1-800-652-VOTE (8683)	Mail Signed Proxy Card Using the Provided Postage-Paid Envelope
VOTE BY INTERNET:
•Before the Annual Meeting. You may vote at www.envisionreports.com/OABI, 24 hours a day, seven days a week. Use the Company Number and Account Number shown on your Notice, proxy card or voting instructions form that is sent to you.
•During the Annual Meeting. You may still attend the Annual Meeting and vote during the meeting even if you have already voted by proxy.

56	OmniAb

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION

VOTE BY TELEPHONE: You may vote using a touch-tone telephone by calling 1-800-652-VOTE (8683), 24 hours a day, seven days a week. Use the Company Number and Account Number shown on your Notice, proxy card or voting instructions form that was sent to you.
VOTE BY MAIL: If you are a stockholder of record, and you elect to receive your proxy materials by mail, you may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. You should mail the proxy card in plenty of time to allow delivery prior to the meeting. Do not mail the proxy card if you are voting via the internet or by telephone. If you properly complete your proxy card and send it in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares, as permitted, will be voted as recommended by our board of directors. If any other matter is presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this proxy statement.
Beneficial Owners: Shares Registered in the name of a Broker or Banks
If on April 24, 2023 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, agent or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization rather than from OmniAb. Simply follow the voting instructions in the Notice to ensure that your vote is counted.
If you hold your shares through a brokerage firm, bank, agent or other similar organization (that is, in street name), you will receive instructions from your brokerage firm, bank, agent or other similar organization that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If your shares are held in street name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.
If you want to attend the meeting and vote in person at the Annual Meeting, you may do so. If you wish to attend or vote in person at the Annual Meeting, you must request a legal proxy from your bank, broker, trustee or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.
MAY I REVOKE MY PROXY?
If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:
•you may send in another signed proxy with a later date,
•you may notify our corporate secretary, Charles Berkman, in writing before the Annual Meeting that you have revoked your proxy, or
•you may notify our corporate secretary in writing before the Annual Meeting and vote during the Annual Meeting.
Any written notice of revocation or later dated proxy that is mailed must be received by the Company’s Corporate Secretary before the close of business on June 22, 2023, and should be addressed as follows: OmniAb, Inc., Attention: Corporate Secretary, 5980 Horton Street, Suite 600, Emeryville CA 94608. Alternatively, you may hand deliver a written revocation notice or a later dated proxy to the Company’s Corporate Secretary at the Annual Meeting before voting begins.

2023 PROXY STATEMENT	57

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION

WHAT CONSTITUTES A QUORUM?
The presence at the Annual Meeting, in person or by proxy, of holders representing a majority of our outstanding common stock as of April 24, 2023 constitutes a quorum at the meeting, permitting us to conduct our business.
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
Proposal 1: Election of Directors. The two nominees who receive the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” will affect the outcome.
Proposal 2: Ratification of Independent Registered Public Accounting Firm. The ratification of the appointment of Ernst & Young LLP must receive “For” votes from the holders of a majority of the shares cast for and against the matter.
Voting results will be tabulated and certified by our stock transfer agent, Computershare Trust Company, N.A.
WHAT IS THE EFFECT OF ABSTENTIONS AND BROKER NON-VOTES?
Shares of common stock held by persons attending the Annual Meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the ratification of the appointment of Ernst & Young LLP, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld have no effect on the election of directors, as the two nominees that receive the most “For” votes will be elected, and abstentions are not considered to be a vote cast and will have no effect on the ratification of the appointment of Ernst & Young LLP.
Shares represented by proxies that reflect a “broker non-vote” will be counted for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. With regard to the election of directors, broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. However, ratification of the appointment of Ernst & Young LLP is considered a routine matter on which a broker or other nominee has discretionary authority to vote. As a result, this proposal is not expected to have any broker non-votes.
WHO IS PAYING THE COSTS OF SOLICITING THESE PROXIES?
We will pay all of the costs of soliciting these proxies. Our directors, officers and other employees may solicit proxies in person or by telephone, fax or email. We will not pay our directors, officers or other employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. Our costs for forwarding proxy materials will not be significant.
HOW DO I OBTAIN AN ANNUAL REPORT ON FORM 10-K?
If you would like a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2022 that we filed with the SEC on March 30, 2023, we will send you one without charge. Please write to:
OmniAb, Inc.
5980 Horton Street, Suite 600
Emeryville, CA 94608
Attn: Corporate Secretary

58	OmniAb

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION

All of our SEC filings are also available free of charge in the investor relations section of our website at www.OmniAb.com.
HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

2023 PROXY STATEMENT	59

01 - Matthew W. Foehr 02 - Jennifer Cochran, Ph.D. For Against Abstain For Against Abstain 2 1 B M Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03T07B + + Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2.A 2. Ratification of Ernst & Young LLP as OmniAb, Inc.'s independent registered accounting firm 1. Election of Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.B q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q 2023 Annual Meeting Proxy Card 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 M M M M M M M M M MMMMMMMMMMMMMMM 5 7 5 0 1 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM M MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # ∆ ≈ You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/OABI or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/OABI Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Votes submitted electronically must be received by 11:59 pm, Pacific Time, on June 22, 2023. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/OABI Notice of 2023 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — June 23, 2023 Matthew W. Foehr and Charles S. Berkman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of OmniAb, Inc. to be held on Friday June 23, 2023 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR Proposal 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) OmniAb, Inc. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. Non-Voting ItemsC + + Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/OABI 2023 Annual Meeting Admission Ticket 2023 Annual Meeting of OmniAb, Inc. Shareholders Friday June 23, 2023, 8:00am PT OmniAb, Inc. Headquarters 5980 Horton Street, Suite 600, Emeryville, CA 94608